MORTGAGE LOAN PURCHASE AGREEMENT

            Mortgage Loan Purchase Agreement, dated as of November 1, 1996 (the "Agreement"), between First Union National Bank of North Carolina (the "Seller") and Merrill Lynch Mortgage Investors, Inc. (the "Purchaser").

            The Seller intends to sell and the Purchaser intends to purchase certain multifamily and commercial mortgage loans (the "Mortgage Loans") as provided herein. The Purchaser intends to deposit them, together with the MLMC Mortgage Loans (as defined below), into a trust fund (the "Trust Fund"), the beneficial ownership of which will be evidenced by multiple classes (each, a "Class") of mortgage pass-through certificates (the "Certificates"). One or more "real estate mortgage investment conduit" ("REMIC") elections will be made with respect to the Trust Fund. The Trust Fund will be created and the Certificates will be issued pursuant to a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of November 1, 1996 (the "Cut-off Date"), among the Purchaser as depositor, First Union National Bank of North Carolina as master servicer (in such capacity, the "Master Servicer"), CRIIMI MAE Services Limited Partnership as special servicer (in such capacity, the "Special Servicer") and State Street Bank and Trust Company as trustee (the "Trustee"). Concurrently with the purchase of Mortgage Loans pursuant to this Agreement, the Purchaser will also purchase multifamily and commercial mortgage loans pursuant to a Mortgage Loan Purchase Agreement, dated as of November 1, 1996 between Merrill Lynch Mortgage Capital Inc. ("MLMC") and the Purchaser (the "MLMC Agreement"). Such mortgage loans (the "MLMC Mortgage Loans") will likewise be deposited into the Trust Fund. Capitalized terms used but not defined herein have the respective meanings set forth in the Pooling and Servicing Agreement.

            Now, therefore, in consideration of the premises and the mutual agreements set forth herein, the parties agree as follows:

            SECTION 1. Agreement to Purchase.

            (a) The Seller agrees to sell, and the Purchaser agrees to purchase, the Mortgage Loans identified on the schedule (the "Mortgage Loan Schedule") annexed hereto as Exhibit A, excluding the subservicing strip on one Mortgage Loan (control number 23), which has been retained by the entity from which the Seller acquired such Mortgage Loans, shall not be part of REMIC I and shall be distributed pursuant to Section 3.05(a)(xv) of the Pooling and Servicing Agreement. The Mortgage Loan Schedule may be amended to reflect the actual Mortgage Loans accepted by the Purchaser pursuant to the terms hereof. (The Mortgage Loans identified on the Mortgage Loan Schedule shall hereinafter be referred to as the "First Union Mortgage Loans.") The First


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Union Mortgage Loans will have an aggregate principal balance of $580,717,843.40
(the "First Union Balance") as of the close of business on the Cut-off Date, after giving effect to any payments due before such date whether or not received. The First Union Balance and the MLMC Balance (as defined in the MLMC Agreement) together equal an aggregate principal balance (the "Initial Pool Balance") of $1,138,310,835. The purchase and sale of the First Union Mortgage Loans shall take place on November 25, 1996 or such other date as shall be mutually acceptable to the parties hereto (the "Closing Date"). The consideration for the First Union Mortgage Loans shall consist of (A) a cash amount equal to 100% of the aggregate principal balance of the First Union Mortgage Loans, plus (B) interest accrued on each First Union Mortgage Loan at the related Net Mortgage Rate, for the period from and including the Cut-off
Date up to but not including the Closing Date, which cash amount shall be paid to the Seller or its designee by wire transfer in immediately available funds on the Closing Date.

            The Purchaser will assign to the Trustee, all of its right, title and interest in and to the First Union Mortgage Loans.

            SECTION 2. Conveyance of Mortgage Loans.

            (a) Effective as of the Closing Date, subject only to receipt of the purchase price referred to in Section 1 hereof, the Seller does hereby sell, transfer, assign, set over and otherwise convey to the Purchaser, without recourse, all the right, title and interest of the Seller in and to the First Union Mortgage Loans identified on the Mortgage Loan Schedule as of such date other than the primary servicing rights. The Mortgage Loan Schedule, as it may be amended, shall conform to the requirements set forth in this Agreement and the Pooling and Servicing Agreement.

            (b) The Purchaser or its assignee shall be entitled to receive all scheduled payments of principal and interest due after the Cut-off Date, and all other recoveries of principal and interest collected after the Cut-off Date (other than in respect of principal and interest on the First Union Mortgage Loans due on or before the Cut-off Date). All scheduled payments of principal and interest due on or before the Cut-off Date but collected after the Cut-off Date, and recoveries of principal and interest collected on or before the Cut-off Date (only in respect of principal and interest on the First Union Mortgage Loans due on or before the Cut-off Date), shall belong to, and be promptly remitted to, the Seller.

            (c) The Seller hereby represents and warrants that it has, on behalf of the Purchaser, delivered to the Trustee, the documents and instruments specified below with respect to each First Union Mortgage Loan (each a "Mortgage File"). All Mortgage Files so delivered will be held by the Trustee in escrow at all


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

times prior to the Closing Date. Each Mortgage File shall, except as otherwise disclosed on Exhibit B hereto, contain the following documents:

            (i) the original executed Mortgage Note, endorsed (without recourse, representation or warranty, express or implied) to the order of State Street Bank and Trust Company, as trustee for the registered holders of Merrill Lynch Mortgage Investors, Inc., Mortgage Pass-Through Certificates, Series 1996-C2;

            (ii) an original or copy of the Mortgage and of any intervening assignments thereof, in each case with evidence of recording indicated thereon;

            (iii) an original or copy of any related Assignment of Leases (with recording information indicated thereon), if such item is a document separate from the Mortgage;

            (iv) an original executed assignment of the Mortgage, any related Assignment of Leases (if such item is a document separate from the Mortgage), and any other recorded document relating to the Mortgage Loan otherwise included in the Mortgage File, in favor of State Street Bank and Trust Company, as trustee for the registered holders of Merrill Lynch Mortgage Investors, Inc., Mortgage Pass-Through Certificates, Series 1996-C2, in recordable form;

            (v) an original assignment of all unrecorded documents relating to the Mortgage Loan in favor of State Street Bank and Trust Company, as trustee for the registered holders of Merrill Lynch Mortgage Investors, Inc., Mortgage Pass-Through Certificates, Series 1996-C2;

            (vi) originals or copies of any written modification agreements in those instances where the terms or provision of the Mortgage or Mortgage Note have been modified;

            (vii) the original or a copy of the policy or certificate of lender's title insurance issued on the date of the origination of such Mortgage Loan, or, if such policy has not been issued, an irrevocable, binding commitment to issue such title insurance policy; and


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

            (viii) filed copies of any prior UCC Financing Statements in favor of the originator of such Mortgage Loan or in favor of any assignee prior to the Trustee (but only to the extent the Seller had possession of such UCC Financing Statements prior to the Closing Date) and, if there is an effective UCC Financing Statement in favor of the Seller on record with the applicable public office for UCC Financing Statements, an original UCC-2 or UCC-3, as appropriate, in favor of State Street Bank and Trust Company, as trustee for the registered holders of Merrill Lynch Mortgage Investors, Inc., Mortgage Pass-Through Certificates, Series 1996-C2.

            (d) Within 30 days following the Closing Date, the Purchaser shall submit or cause to be submitted for recordation or filing, as the case may be, in the appropriate public office for real property records or Uniform Commercial Code financing statements, as appropriate, each assignment of Mortgage and each assignment of Assignment of Leases referred to in clauses (iv) and (v) of subsection (c) above and each UCC-2 and UCC-3 in favor of and delivered to the Trustee constituting part of the Mortgage File. If any such document or instrument is lost or returned unrecorded or unfiled, as the case may be, because of a defect therein, then the Seller shall prepare a substitute therefor or cure such defect or cause such to be done, as the case may be, and the Seller shall deliver such substitute or corrected document or instrument to the Purchaser or its designee.

            (e) All documents necessary to the servicing of the First Union Mortgage Loans and in the Seller's possession (the "Additional Mortgage Loan Documents") that are not required to be delivered to the Trustee shall be delivered or caused to be delivered by the Seller to the Master Servicer or at the direction of the Master Servicer to the appropriate sub-servicer.

            SECTION 3. Representations, Warranties and Covenants of Seller.

            (a) The Seller hereby represents and warrants to and covenants with the Purchaser, as of the date hereof, that:

                  (i) The Seller is a national banking association validly existing under the laws of the United States of America and possesses all requisite authority, power, licenses, permits and franchises to carry on its business as currently conducted by it and to execute, deliver and comply with its obligations under the terms of this Agreement.

                  (ii) This Agreement has been duly and validly authorized, executed and delivered by the Seller and, assuming due authorization, execution and delivery hereof by


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

      the Purchaser, constitutes a legal, valid and binding obligation of the Seller, enforceable against the Seller in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights in general, as they may be applied in the context of the insolvency of a National Banking Association, and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law), or by public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of the provisions of this Agreement which purport to provide indemnification from liabilities under applicable securities laws.

                  (iii) The execution and delivery of this Agreement by the Seller and the Seller's performance and compliance with the terms of this Agreement will not (A) violate the Seller's Articles of Association or By-Laws, (B) violate any law or regulation or any administrative decree or order to which it is subject or (C) constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material contract, agreement or other instrument to which the Seller is a party or which may be applicable to the Seller or any of its assets.

                  (iv) The Seller is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or other governmental agency or body, which default might have consequences that would, in the Seller's reasonable and good faith judgment, materially and adversely affect the condition (financial or other) or operations of the Seller or its properties or have consequences that would materially and adversely affect its performance hereunder.

                  (v) The Seller is not a party to or bound by any agreement or instrument or subject to any articles of assocoiation, bylaws or any other corporate restriction or any judgment, order, writ, injunction, decree, law or regulation that would, in the Seller's reasonable and good faith judgment, materially and adversely affect the ability of the Seller to perform its obligations under this Agreement or that requires the consent of any third person to the execution of this Agreement or the performance by the Seller of its obligations under this Agreement.

                  (vi) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Seller of or compliance by the Seller with this Agreement or the consummation of the transactions contemplated by this Agreement and no bulk sale law applies to such transactions.


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

                  (vii) No litigation is pending or, to the best of the Seller's knowledge, threatened against the Seller that would, in the Seller's good faith and reasonable judgment, prohibit its entering into this Agreement or adversely affect the performance by the Seller of its obligations under this Agreement.

                  (viii) Under generally accepted accounting principles ("GAAP") and for federal income tax purposes, the Seller will report the transfer of the First Union Mortgage Loans of the Seller to the Purchaser as a sale of the First Union Mortgage Loans to the Purchaser in exchange for consideration consisting of an amount equal to the Seller's pro rata portion of the proceeds of the sale of the Certificates by the Purchaser to the Underwriters (the Seller's pro rata portion to be determined according to the percentage that the First Union Balance represents of the Initial Pool Balance) pursuant to the Underwriting Agreement, dated as of November __, 1996 (the "Underwriting Agreement") and the Certificate Purchase Agreement, dated as of November __, 1996 (the "Certificate Purchase Agreement"). The consideration received by the Seller upon the sale of the First Union Mortgage Loans to the Purchaser will constitute reasonably equivalent value and fair consideration for the First Union Mortgage Loans. The Seller will be solvent at all relevant times prior to, and will not be rendered insolvent by, the sale of the First Union Mortgage Loans to the Purchaser. The Seller is not selling the First Union Mortgage Loans to the Purchaser with any intent to hinder, delay or defraud any of the creditors of the Seller.

                  (ix) Immediately prior to the sale of the First Union Mortgage Loans to the Purchaser as herein contemplated, the Seller will have good title thereto and be the sole owner thereof, and such sale will transfer the First Union Mortgage Loans to the Purchaser free and clear of any pledge, lien, encumbrance or security interest.

            (b) The Seller hereby represents and warrants for the benefit of the Purchaser and the Trustee for the benefit of the Certificateholders as of the Closing Date, with respect to each First Union Mortgage Loan, that:

                  (i) The Seller has good and marketable title to, and is the sole owner and holder of, the Mortgage Loan.

                  (ii) The Seller has full right and authority to sell, assign and transfer the Mortgage Loan.

                  (iii) The information pertaining to the Mortgage Loan set forth in the Mortgage Loan Schedule is true,


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

      correct and complete in all material respects as of the Cut-off Date.

                  (iv) The Mortgagor, lessee and/or operator was in possession of all licenses, permits, and authorizations then required for use of the Mortgaged Property which were valid and in full force and effect as of the origination date.

                  (v) The origination, servicing and collection practices used by the Seller or any prior holder of the Mortgage Note have been in all respects legal, proper and prudent and have met customary industry standards.

                  (vi) The Seller is transferring the Mortgage Loan to the Purchaser free and clear of any liens, pledges, charges and security interests.

                  (vii) The proceeds of the Mortgage Loan have been fully disbursed and there is no requirement for future advances thereunder.

                  (viii) The Mortgage Loan complied with all applicable usury and disclosure laws as of the origination date.

                  (ix) Each of the related Mortgage Note, related Mortgage and other agreements executed in connection therewith is the legal, valid and binding obligation of the maker thereof (subject to any non-recourse provisions contained in any of the foregoing agreements and any applicable state anti-deficiency legislation), enforceable in the applicable state in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally, and by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law), and there is no valid defense, counterclaim or right of offset or rescission available to the related Mortgagor with respect to such Mortgage Note, Mortgage or other agreements.

                  (x) The Mortgage File contains an Assignment of Leases, which creates, in favor of the holder of the Note, a valid first-priority assignment of or security interest in the right to receive all payments due under the related leases, and no other person owns any interest therein superior to or of equal priority with the interest created under such assignment; provided that the enforceability of such lien is subject to applicable bankruptcy, insolvency, reorganization, moratorium, and other laws affecting the enforcement of creditors' rights generally, and by the application of the rules of equity.


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

                  (xi) Since the origination of the Mortgage Loan, the terms of the related Mortgage Note, Mortgage and Security Agreements have not been impaired, waived, modified, altered, satisfied, canceled or subordinated by the Seller, the originator or the servicer thereof in any respect, except, in each of the foregoing instances, by written instruments that are a part of the related Mortgage File, recorded in the applicable public recording office if necessary to maintain the priority of the lien of the related Mortgage and Security Agreements and delivered to the Purchaser.

                  (xii) The Mortgage Loan complies with the Seller's underwriting policies in effect as of such Mortgage Loan's origination date (as applicable) and is on a form commonly used by the Seller.

                  (xiii) The related Mortgage Note is not secured by any collateral that is not in the Trust Fund and each Mortgage Loan that is cross-collateralized is cross-collateralized only with other Mortgage Loans sold pursuant to this Agreement.

                  (xiv) The assignment of the related Mortgage to the Trustee constitutes the legal, valid, binding and enforceable assignment of such Mortgage in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally, and by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law).

                  (xv) The Mortgage Loan is not a participation interest in a mortgage loan, but is a whole loan, and the Seller does not own and is not entitled to own any equity interest in the Mortgagor.

                  (xvi) The Mortgage Loan does not contain any terms providing for a contingent interest, or negative amortization.

                  (xvii) The related Mortgage is a valid and enforceable first mortgage lien on the related Mortgaged Property. Such lien has priority over all other liens and encumbrances (including mechanics or materialmen's liens) except for (A) the lien for current real estate taxes and assessments not yet due and payable and (B) covenants, conditions and restrictions, rights of way, easements and other non-lien matters that are of public record and are referred to in the related lender's title insurance policy, none of which materially interferes with the security intended to be provided by such Mortgage. A UCC financing


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

      statement has been filed and/or recorded in all places necessary to perfect a valid security interest in the personal property, granted under such mortgage for which perfection is accomplished by the filing of a UCC financing statement; any security agreement, chattel mortgage or equivalent document related to and delivered in connection with the Mortgage Loan establishes and creates a valid and enforceable first lien and first priority security interest on the property described therein, provided that enforceability may be limited by bankruptcy or other laws affecting creditor's rights or by the application of the rules of equity.

                  (xviii) The related Mortgage Note and Mortgage do not require the Mortgagee thereof to release any portion of the related Mortgaged Property from the lien of the Mortgage that would have a material and adverse affect on the related Mortgage Loan except upon payment in full of the Mortgage Loan.

                  (xix) As of the Cut-off Date, there are no delinquent taxes, assessments or other governmental charges which would be a lien against the related Mortgage Property affecting the related Mortgaged Property or an escrow of funds in an amount sufficient to cover such payments has been established.

                  (xx) All escrows, reserves, deposits and other payments relating to the Mortgage Loan are under the control of the Seller or servicer of such Mortgage Loan and all amounts required as of the date hereof under the Mortgage Loan Documents to be deposited by the related Mortgagor have been deposited. All such escrows, reserves, deposits and other payments have been conveyed by the Seller to the Trustee.

                  (xxi) (A) Except for certain delinquent payments, none of which were thirty (30) or more days past the date when first due, there was no material default, breach, violation or event of acceleration existing under the related Mortgage or the related Mortgage Note, and to the best knowledge of Seller, no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a material default, breach, violation or event of acceleration occurred during the preceding twelve months; and (B) the Seller has not waived any material default, breach, violation or event of acceleration of any of the foregoing, and, pursuant to the terms of the related Mortgage or the related Mortgage Note, no person or party other than the holder of such Mortgage Note may declare any event of default or accelerate the related indebtedness under either of such Mortgage or Mortgage Note.


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

                  (xxii) As of the date of origination, the Mortgage Loan has a Debt Service Coverage Ratio of at least 1.15 and a Loan-to-Value Ratio of not more than 85.00%, as calculated as described in the Prospectus Supplement.

                  (xxiii) There is no proceeding known to the Seller to be pending or threatened in writing for the total or partial condemnation of a material part of the related Mortgaged Property, and the Mortgaged Property is free and clear of any damage that would materially and adversely affect its value as security for the Mortgage Loan.

                  (xxiv) Each improvement located on or forming part of the related Mortgaged Property complies with applicable zoning ordinances, or constitutes a legal non-conforming use or structure or, if such an improvement does not so comply, such non-compliance does not materially and adversely affect the value or operation of the Mortgaged Property.

                  (xxv) None of the improvements included for the purpose of determining the appraised value of the related Mortgaged Property at the time of the origination of the Mortgage Loan lies outside of the boundaries and building restriction lines of the related Mortgaged Property, except for certain immaterial encroachments therefrom, and no improvements on adjoining properties materially encroach upon the related Mortgaged Property.

                  (xxvi) The related Mortgaged Property is covered by an ALTA lender's title insurance policy or its equivalent, insuring for the benefit of the original holder of the related Note, its successors and assigns, that the related Mortgage is a valid first mortgage lien on such Mortgaged Property in the original principal amount of the related Note, subject only to the exceptions stated therein, which do not and will not materially and adversely interfere with (1) the ability of the related Mortgagor timely to pay in full the principal and interest on the related Mortgage Note, or (2) the use of such Mortgaged Property for the use currently being made thereof, or (3) the value of the Mortgaged Property, and such policy is freely assignable to the trustee without the consent of or any notification to the insurer; and such title insurance policy is in full force and effect, and no claims have been made thereunder.

                  (xxvii) The related Mortgaged Property is insured by a fire and extended perils insurance policy that provides coverage in an amount not less than the principal balance of the Mortgage Loan.

                  (xxviii) The related Mortgaged Property is insured by business interruption or rent insurance, in an amount at least equal to 12 months of operations of such


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

      Mortgaged Property and comprehensive general liability insurance in an amount not less than $1 million per occurrence.

                  (xxix) The related Mortgaged Property is not located in a flood hazard area as defined by the Federal Insurance Administration or is covered by flood hazard insurance.

                  (xxx) The Mortgage Loan represents a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code. The Seller represents and warrants that, either as of the date of origination or the Closing Date, the fair market value of the property securing the Mortgage Loan was not less than 80% of the "adjusted issue price" (within the meaning of the REMIC Provisions) of such Mortgage Loan.

                  (xxxi) Prepayment Premiums and Yield Maintenance Charges payable with respect to the Mortgage Loan, if any, constitute "customary prepayment penalties" within the meaning of Treasury regulation Section 1.860G-1(b)(2).

                  (xxxii) A Phase I Environmental Site Assessment was performed with respect to the related Mortgaged Property. Such Phase I Environmental Site Assessment was performed within eight (8) months (or 15 months with respect to two (2) of the Mortgaged Properties) prior to their respective dates of origination. A report of such Phase I Environmental Site Assessment has been delivered to the Purchaser, and the Seller, having made no independent inquiry other than reviewing such report, has no knowledge of any material and adverse environmental condition or circumstance affecting the related Mortgaged Property that was not disclosed in such report. To the extent any such condition or circumstance was disclosed, there has been escrowed an amount of money considered sufficient by the Seller, based upon the related environmental reports, to cure and remedy such condition or circumstance as recommended in the Phase I or, where applicable, Phase II Environmental Site Assessment.

                  (xxxiii) The Mortgage Loan contains a representation made by the Mortgagor in substance that it has not and will not use, cause or permit to exist on the related Mortgaged Property any hazardous materials in any manner that violates federal, state or local laws, ordinances, regulations or orders. The Mortgage Loan requires that the Mortgagor will defend and hold the holder of the Mortgage and its successors and/or assigns harmless from and against any and all losses, liabilities, damages, injuries, penalties, fines, expenses, and claims of any kind whatsoever (including attorney's fees and costs) paid, incurred, or suffered by, or asserted against, any such party resulting from a breach of any representation,


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

      warranty or covenant relating to environmental matters given by the Mortgagor under the related Mortgage except for those resulting from gross negligence or willful misconduct by the holder of the Mortgage or those which are initially placed on, in or under the Mortgaged Property after foreclosure or other taking of title to the Mortgaged Property by the holder of the Mortgage. To the best of the Seller's knowledge, having made no independent inquiry other than reviewing Phase I and Phase II (where applicable) Environmental Site Assessments, (i) the Mortgaged Property is in material compliance with all applicable federal, state and local laws pertaining to environmental regulation, contamination or clean-up, and
      (ii) no notice of violation of such laws has been issued by any governmental agency or authority, except as disclosed in environmental or engineering assessments, including Phase I Environmental Site Assessments or additional assessments (including Phase II Environmental Site Assessments). To the extent any material violation was disclosed, there has been escrowed an amount of money considered sufficient by the Seller, based upon the related environmental reports, to cure and remedy such condition or circumstance as recommended in the Phase I or Phase II Environmental Site Assessment.

                  (xxxiv) To the best of the knowledge of the Seller, the Mortgagor is not a debtor in any state or federal bankruptcy or insolvency proceeding.

                  (xxxv) No advance of funds has been made directly or indirectly, by the Seller to the Mortgagor other than pursuant to the Note and no funds have been received from any person other than such Mortgagor for or on account of payments due on the Note.

                  (xxxvi) The related Mortgage prohibits any sale or transfer of, or further pledge or lien on, the related Mortgaged Property, whether such lien may be equal or subordinate to the lien of the related Mortgage, other than certain non-foreclosable liens fully subordinated to the lien of the Mortgage, without the prior written consent of the holder of such Mortgage. The related Mortgaged Property is not subject to any material subordinate debt known to Seller which is not otherwise subject to a standstill agreement. A list of Mortgaged Properties subject to secondary liens is attached hereto as Exhibit C.

                  (xxxvii) If the related Mortgaged Property is a retail or multifamily property, based on Mortgagor's representations, tenant estoppel certificates and other documents obtained by the Seller, (i) the information contained in the related schedule of leases or most recent rent roll, as the case may be, is true and correct in all material respects, (ii) all leases set forth therein are in full force and effect, and (iii) no material default by the

      Mortgagor or the lessees has occurred under such leases, nor, to the best of the Seller's knowledge, is there any existing condition which, but for the passage of time or the giving of notice, or both, would result in a material default under the terms of such lease.

                  (xxxviii) If the principal balance of the related Mortgage Loan is greater than $5.0 million, the related Mortgagor is a person, other than an individual, which is formed or organized solely for the purpose of owning and operating the Mortgaged Property, does not engage in any business unrelated to such property and its financing, does not have any assets other than those related to its interest in the property or its financing, or any indebtedness other than as permitted by the related Mortgage and the other Mortgage Loan documents, has its own books and records and accounts separate and apart from any other person, and holds itself out as being a legal entity, separate and apart from any other person.

                  (xxxix) With respect to any Mortgage Loan that is secured in whole or in part by the interest of a Mortgagor as a lessee under a Ground Lease but not by the related fee interest;

                  (A) Such Ground Lease or a memorandum thereof has been or will be duly recorded and such Ground Lease permits the interest of the lessee thereunder to be encumbered by the related Mortgage or, if consent of the lessor thereunder is required, it has been obtained prior to the Closing Date;

                  (B) The Mortgagor's interest in such Ground Lease is assignable to the Trustee without the consent of the lessor thereunder (or, if any such consent is required, it has been obtained prior to the Closing Date) and, in the event that it is so assigned, is further assignable by the Trustee and its successors without a need to obtain the consent of such lessor;

                  (C) Such Ground Lease may not be amended, modified, canceled or terminated without the prior written consent of the Ground Lessee and that any such action without such consent is not binding on the Ground Lessee, its successors or assigns.

                  (D) Unless otherwise set forth in the Ground Lease, the Ground Lease does not permit any increase in the amount of rent payable by the Ground Lessee thereunder during the term of the Mortgage Loan.

                  (E) To the best of the Seller's knowledge, at the Closing Date, such Ground Lease is in full force and effect and no default has occurred under such Ground Lease;

                  (F) Such Ground Lease requires the lessor thereunder to give notice of any default by the lessee to the mortgagee; and such Ground Lease, or an estoppel or consent letter received by the mortgagee from the lessor, further provides that no notice of termination given under such Ground Lease is effective against the mortgagee unless a copy has been delivered to the mortgagee in the manner described in such Ground Lease or estoppel or consent letter;

                  (G) The ground lessee's interest in the Ground Lease is not subject to any liens or encumbrances superior to, or of equal priority with, the related mortgage, other than the related ground lessor's related fee interest and any exceptions stated in the related title insurance policy or opinion of title, which exceptions do not and will not materially and adversely interfere with (1) the ability of the related Mortgagor timely to pay in full the principal and interest on the related Mortgage Note, (2) the use of such Mortgaged Property for the use currently being made thereof, or (3) the value of the Mortgaged Property.

                  (H) A mortgagee is permitted a reasonable opportunity (including, where necessary, sufficient time to gain possession of the interest of the lessee under such Ground Lease) to cure any curable default under such Ground Lease before the lessor thereunder may terminate such Ground Lease; and

                  (I) Except for the Mortgaged Property known as Islander Marina (set forth as Mortgage Loan 82 on Exhibit A hereto, "Islander Marina"), such Ground Lease has an original term (including any extension options set forth therein) that extends not less than 10 years beyond the Maturity Date of the related Mortgage Loan.

                  (J) Except for Islander Marina, under the terms of such Ground Lease and the related Mortgage, taken together, any related insurance proceeds other than in respect to a total or substantially total loss or taking, will be applied either to the repair or restoration of all or part of the related Mortgaged Property, with the lessee's mortgagee or a trustee appointed by it having the right to hold and disburse such proceeds as the repair or restoration progresses, or to the payment of the outstanding principal balance of the Mortgage Loan together with any accrued interest thereon; and

                  (K) Such Ground Lease does not impose any restrictions on subletting which would be viewed as commercially unreasonable by a prudent commercial mortgage lender.

                  (L) Except for the Mortgaged property known as Allflex USA, Inc. (set forth as Mortgage Loan 146 on Exhibit A hereto), the Ground Lessor is required to enter into a new lease upon termination of the Ground Lease for any reason, including the rejection of the Ground Lease in bankruptcy, and (except with respect to Islander Marina) for any reason, upon the request of lender.

                  (xl) With respect to any Mortgage Loan that is secured in whole or in part by a Mortgage Property which is operated as a residential health care facility (a "Facility");

                  (A) All governmental licenses, permits, regulatory agreements or other approvals or agreements necessary or desirable for the use and operation of each Facility as intended are held by the related Mortgagor or the operator of the Facility, which is affiliated with such Mortgagor, and are in full force and effect, including, without limitation, a valid certificate of need ("CON") or similar certificate, license, or approval issued by the applicable department of health for the requisite number of beds, and approved provider status in any approved provider payment program (collectively, the "Licenses").

                  (B) The Licenses (a) may not be, and have not been, transferred to any location other than the Facility; (b) have not been pledged as collateral security for any other loan or indebtedness; and (c) are held free from restrictions or known conflicts which would materially impair the use or operation of the Facility as intended, and are not provisional, probationary or restricted in any way.

                  (C) As of the date of origination of the Mortgage Loan, the Facility has not received a "Level A" (or equivalent) violation, and no statement of charges or deficiencies has been made or penalty enforcement action has been undertaken against the Facility, its operator or the Mortgagor or against any officer, director or stockholder of such operator or the Mortgagor by any governmental agency during the last three calendar years, and there have been no violations over the past three years which have threatened the Facility's, the operator's or the Mortgagor's certification for participation in Medicare or Medicaid or the other third-party payors' programs.

                  (xli) As of the Cut-off Date, the aggregate principal amount of any Mortgage Loan or group of Mortgage Loans made to one borrower or group of affiliated borrowers does not exceed $56,979,000. A list of borrowers or groups of affiliated borrowers with multiple Mortgage Loans is attached hereto as Exhibit D.

            (c) If the Seller receives notice of a Document Defect or a Breach (the "Defect/Breach Notice"), then the Seller shall within 90 days after its receipt of the Defect/Breach Notice (i) cure such Document Defect or Breach, as the case may be, in all material respects, which shall include payment of losses and any Additional Trust Fund Expenses associated therewith, or (ii) repurchase the affected First Union Mortgage Loan (or the related Mortgaged Property) from the Trustee at a price equal to the Purchase Price; provided, however, that if such Document Defect or Breach is capable of being cured but not within such 90-day period and the Seller has commenced and is diligently proceeding with the cure of such Document Defect or Breach within such 90-day period, the Seller shall have an additional 90 days to complete such cure; and provided, further, that with respect to such additional 90-day period the Seller shall have delivered an Officer's Certificate to the Trustee setting forth the reason such Document Defect or Breach is not capable of being cured within the initial 90-day period and what actions the Seller is pursuing in connection with the cure thereof and stating that the Seller anticipates that such breach will be cured within the additional 90-day period. Notwithstanding the foregoing, the delivery of a commitment to issue a policy of lender's title insurance as described in Section 3(b)(xxvi) in lieu of the delivery of the actual policy of lender's title insurance shall not be considered a Document Defect with respect to any Mortgage File if such actual policy of insurance is delivered to the Trustee or a Custodian on its behalf not later than the 90th day following the Closing Date.

            SECTION 4. Representations and Warranties of the Purchaser. In order to induce the Seller to enter into this Agreement, the Purchaser hereby represents and warrants for the benefit of the Seller as of the date hereof that:

            (a) The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Purchaser has the full corporate power and authority and legal right to acquire the First Union Mortgage Loans from the Seller and to transfer the First Union Mortgage Loans to the Trustee.

            (b) This Agreement has been duly and validly authorized, executed and delivered by the Purchaser, all requisite action by the Purchaser's directors and officers has been taken in connection therewith, and (assuming the due authorization, execution and delivery hereof by the Seller) this Agreement constitutes the valid, legal and binding agreement of the Purchaser, enforceable against the Purchaser in accordance with its terms, except as such enforcement may be limited by (A) laws relating to bankruptcy, insolvency, reorganization, receivership or moratorium, (B) other laws relating to or affecting the rights of creditors generally, or (C) general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

            (c) Except as may be required under federal or state securities laws (and will be obtained on a timely basis), no consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court, is required, under federal or state law, for the execution, delivery and performance by the Purchaser of or compliance by the Purchaser with this Agreement, or the consummation by the Purchaser of any transaction described in this Agreement.

            (d) None of the acquisition of the First Union Mortgage Loans by the Purchaser, the transfer of the First Union Mortgage Loans to the Trustee, and the execution, delivery or performance of this Agreement and by the Purchaser, conflicts or will conflict with, results or will result in a breach of, or constitutes or will constitute a default under (A) any term or provision of the Purchaser's Articles of Incorporation or Bylaws, (B) any term or provision of any material agreement, contract, instrument or indenture, to which the Purchaser is a party or by which the Purchaser is bound, or (C) any law, rule, regulation, order, judgment, writ, injunction or decree of any court or governmental authority having jurisdiction over the Purchaser or its assets.

            (e) Under generally accepted accounting principles ("GAAP") and for federal income tax purposes, the Purchaser will report the transfer of the First Union Mortgage Loans by the Seller to the Purchaser as a sale of the First Union Mortgage Loans to the Purchaser in exchange for consideration consisting of an amount equal to the Seller's pro rata portion of the proceeds of the sale of the Certificates by the Purchaser to the Underwriters (the Seller's pro rata portion to be determined according to the percentage that the First Union Balance represents of the Initial Pool Balance) pursuant to the Underwriting Agreement and the Certificate Purchase Agreement.

            SECTION 5. Closing. The closing of the sale of the Mortgage Loans (the "Closing") shall be held at the offices of Willkie Farr & Gallagher, One Citicorp Center, 153 East 53rd Street, New York, New York 10022 at 10:00 A.M., New York time, on the Closing Date.

            The Closing shall be subject to each of the following conditions:

            (a) All of the representations and warranties of the Seller set forth in Sections 3(a), 3(b) and 3(c) of this Agreement and all of the representations and warranties of the Purchaser set forth in Section 4 of this Agreement shall be true and correct in all material respects as of the Closing Date;

            (b) All documents specified in Section 6 of this Agreement (the "Closing Documents"), in such forms as are agreed upon and acceptable to the Purchaser, shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof;

            (c) The Seller shall have delivered and released to the Custodian and the Master Servicer, respectively, all documents represented to have been or required to be delivered to the Trustee and the Master Servicer pursuant to
Section 2 of this Agreement;

            (d) All other terms and conditions of this Agreement required to be complied with on or before the Closing Date shall have been complied with and the Seller shall have the ability to comply with all terms and conditions and perform all duties and obligations required to be complied with or performed after the Closing Date; and

            (e) The Seller shall have paid all fees and expenses payable by it to the Purchaser or otherwise pursuant to this Agreement.

            Both parties agree to use their best efforts to perform their respective obligations hereunder in a manner that will enable the Purchaser to purchase the First Union Mortgage Loans on the Closing Date.

            SECTION 6. Closing Documents. The Closing Documents shall consist of the following:

            (a) This Agreement duly executed by the Purchaser and the Seller;

            (b) A Certificate of the Seller, executed by a duly authorized officer of the Seller and dated the Closing Date, and upon which the Purchaser and the Underwriters may rely, to the effect that: (1) the representations and warranties of the Seller in this Agreement are true and correct in all material respects at and as of the Closing Date with the same effect as if made on such date; and (ii) the Seller has, in all material respects, complied with all the agreements and satisfied all the conditions on its part that are required under this Agreement to be performed or satisfied at or prior to the date hereof;

            (c) An Officer's Certificate from an officer of the Seller, in his or her individual capacity, dated the Closing Date, and upon which the Purchaser may rely, to the effect that each individual who, as an officer or representative of the Seller, signed this Agreement or any other document or certificate delivered on or before the Closing Date in connection with the transactions contemplated herein, was at the respective times of such signing and delivery, and is as of the Closing Date, duly elected or appointed, qualified and acting as such officer or representative, and the signatures of such persons appearing on such documents and certificates are their genuine signatures;

            (d) An Officer's Certificate from an officer of the Seller, in his or her individual capacity, dated the Closing Date, and upon which the Purchaser and the Underwriters may rely, to the effect that (i) such officer has carefully examined the Prospectus (as defined in the Underwriting Agreement) and nothing has come to his attention that would lead him to believe that the Prospectus, as of the date of the Prospectus Supplement (as defined in the Underwriting Agreement) or as of the Closing Date, included or includes any untrue statement of a material fact relating to the First Union Mortgage Loans or omitted or omits to state therein a material fact necessary in order to make the statements therein relating to the First Union Mortgage Loans, in light of the circumstances under which they were made, not misleading, and (ii) such officer has examined the Memorandum (as defined in the Certificate Purchase Agreement) and nothing has come to his attention that would lead him to believe that the Memorandum, as of the date thereof or as of the Closing Date, included or includes any untrue statement of a material fact relating to the First Union Mortgage Loans or omitted or omits to state therein a material fact necessary in order to make the statements therein related to the First Union Mortgage Loans, in the light of the circumstances under which they were made, not misleading.

            (e) The resolutions of the requisite loan committee authorizing the Seller's entering into the transactions contemplated by this Agreement, the articles of association and by-laws of the Seller, and a certificate of good standing of the Seller issued by the Office of the Comptroller of the Currency of the United States not earlier than sixty (60) days prior to the Closing Date;

            (f) A written opinion of Paul C. Hurdle, III, counsel for the Seller, in form and substance acceptable to the Purchaser and its counsel, with any modifications required by the rating agencies identified in the Prospectus Supplement (the "Rating Agencies"), dated the Closing Date and addressed to the Purchaser, the Underwriters and each of the Rating Agencies, together with such other written opinions as may be required by the Rating Agencies; and

            (g) Such further certificates, opinions and documents as the Purchaser may reasonably request.

            SECTION 7. Indemnification.

            (a) The Seller agrees to indemnify and hold harmless the Purchaser, the Underwriters, their respective officers and directors, and each person, if any, who controls the Purchaser or the Underwriters within the meaning of either
Section 15 of the Securities Act of 1933 (the "1933 Act") or Section 20 of the Securities Exchange Act of 1934 (the "1934 Act"), against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the 1933 Act, the 1934 Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based in whole or in part upon any untrue statement or alleged untrue statement of a material fact contained in the Prospectus, in any amendment thereof or supplement thereto, the Private Placement Memorandum, Computational Materials or ABS Term Sheets distributed by either Underwriter or arise out of or are based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading, which untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon any information furnished to the Purchaser by the Seller or approved by the Seller, or upon any document delivered to the Purchaser by the Seller, or upon any of the representations, warranties, covenants or agreements of the Seller as set forth in this Agreement (collectively, the "Seller's Information"), it being acknowledged that the statements set forth in the Prospectus Supplement under the caption "Description of the Mortgage Pool" or elsewhere in the Prospectus Supplement with respect to the subjects discussed under such caption and statements in the Private Placement Memorandum, Computational Materials and ABS Term Sheet, in each case solely to the extent relating to or based (in whole or in part) on information relating to the First Union Mortgage Loans or the Seller, are to be the only statements made in reliance upon information furnished or approved by the Seller, or upon documents delivered to the Purchaser by the Seller, or upon any of the representations, warranties, covenants or agreements of the Seller as set forth in this Agreement.

            (b) Promptly after receipt by any person entitled to indemnification under this Section 7 (an "indemnified party") of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the Seller (the "indemnifying party") under this Section 7, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability that it may have to any indemnified party otherwise than under this Section 7. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent that it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof, with counsel satisfactory to such indemnified party; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party or parties shall have reasonably concluded that there may be legal defenses available to it or them and/or other indemnified parties that are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof, unless (i) the indemnified party shall have employed separate counsel in connection with the assertion of legal defenses in accordance with the proviso to the preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel, approved by the Purchaser, representing all the indemnified parties under Section 7(a) who are parties to such action), (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party; and except that, if clause (i) or (iii) is applicable, such liability shall only be in respect of the counsel referred to in such clause (i) or (iii).

            (c) If the indemnification provided for in this Section 7 is unavailable to an indemnified party under Section 7(a) hereof or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities, in such proportion as is appropriate to reflect the relative fault of the indemnified and indemnifying parties in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the indemnified and indemnifying parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such parties.

            (d) The Purchaser and the Seller agree that it would not be just and equitable if contribution pursuant to Section 7(c) were determined by pro rata allocation or by any other method of allocation that does not take account of the considerations referred to in Section 7(c) above. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in this Section 7 shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim, except where the indemnified party is required to bear such expenses pursuant to this Section 7, which expenses the indemnifying party shall pay as and when incurred, at the request of the indemnified party, to the extent that the indemnifying party will be ultimately obligated to pay such expenses. If any expenses so paid by the indemnifying party are subsequently determined to not be required to be borne by the indemnifying party hereunder, the party that received such payment shall promptly refund the amount so paid to the party which made such payment. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

            (e) The indemnity and contribution agreements contained in this
Section 7 shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by the Purchaser, the Underwriters, any of their respective directors or officers, or any person controlling the Purchaser or the Underwriters, and (iii) acceptance of and payment for any of the Certificates.

            (f) The Underwriters shall be third-party beneficiaries of the provisions of this Section 7.

            SECTION 8. Costs. The Seller shall pay (or shall reimburse the Purchaser to the extent that the Purchaser has paid) the Seller's pro rata portion of the aggregate of the following amounts (the Seller's pro rata portion to be determined according to the percentage that the First Union Balance represents the Initial Pool Balance): (i) the costs and expenses of printing (or otherwise reproducing) and delivering a preliminary and final Prospectus and Memorandum relating to the Certificates; (ii) the initial fees, costs, and expenses of the Trustee (including reasonable attorneys' fees); (iii) the filing fee charged by the Securities and Exchange Commission for registration of the Certificates so registered; (iv) the fees charged by the Rating Agencies to rate the Certificates so rated; (v) the expense of recording any assignment of Mortgage or assignment of Assignment of Leases as contemplated by Section 2 hereof; and (vi) the cost of obtaining a "comfort letter" from a firm of certified public accountants selected by the Purchaser with respect to numerical information in respect of the First Union Mortgage Loans and the Seller included in the Prospectus and Memorandum. All other costs and expenses in connection with the transactions contemplated hereunder shall be borne by the party incurring such expense.

            SECTION 9. Grant of a Security Interest. It is the express intent of the parties hereto that the conveyance of the First Union Mortgage Loans by the Seller to the Purchaser as provided in Section 2 hereof be, and be construed as, a sale of the First Union Mortgage Loans by the Seller to the Purchaser and not as a pledge of the First Union Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller. However, if, notwithstanding the aforementioned intent of the parties, the First Union Mortgage Loans are held to be property of the Seller, then, (a) it is the express intent of the parties that such conveyance be deemed a pledge of the First Union Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller, and (b) (i) this Agreement shall also be deemed to be a security agreement within the meaning of Articles 8 and 9 of the New York Uniform Commercial Code; (ii) the conveyance provided for in Section 2 hereof shall be deemed to be a grant by the Seller to the Purchaser of a security interest in all of the Seller's right, title and interest in and to the First Union Mortgage Loans, and all amounts payable to the holder of the First Union Mortgage Loans in accordance with the terms thereof, and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including without limitation all amounts, other than investment earnings, from time to time held or invested in the Certificate Account, the Distribution Account or, if established, the REO Account (each as defined in the Pooling and Servicing Agreement) whether in the form of cash, instruments, securities or other property; (iii) the assignment to the Trustee of the interest of the Purchaser as contemplated by Section 1 hereof shall be deemed to be an assignment of any security interest created hereunder;
(iv) the possession by the Trustee or any of its agents, including, without limitation, the Custodian, of the Mortgage Notes, and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party" for purposes of perfecting the security interest pursuant to Section 9-305 of the New York Uniform Commercial Code; and (v) notifications to persons (other than the Trustee) holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the secured party for the purpose of perfecting such security interest under applicable law. The Seller and the Purchaser shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the First Union Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement and the Pooling and Servicing Agreement.

            SECTION 10. Notices. All notices, copies, requests, consents, demands and other communications required hereunder shall be in writing and telecopied or delivered to the intended recipient at the "Address for Notices" specified beneath its name on the signature pages hereof or, as to either party, at such other address as shall be designated by such party in a notice hereunder to the other party. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when transmitted by telecopier or personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid.

            SECTION 11. Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement, incorporated herein by reference or contained in the certificates of officers of the Seller submitted pursuant hereto, shall remain operative and in full force and effect and shall survive delivery of the First Union Mortgage Loans by the Seller to the Purchaser (and by the Purchaser to the Trustee).

            SECTION 12. Severability of Provisions. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any particular jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.

            SECTION 13. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but which together shall constitute one and the same agreement.

            SECTION 14. GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS, DUTIES, OBLIGATIONS AND RESPONSIBILITIES OF THE PARTIES HERETO SHALL BE GOVERNED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF NEW YORK. THE PARTIES HERETO INTEND THAT THE PROVISIONS OF SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AGREEMENT.

            SECTION 15. Further Assurances. The Seller and the Purchaser agree to execute and deliver such instruments and take such further actions as the other party may, from time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.

            SECTION 16. Successors and Assigns. The rights and obligations of the Seller under this Agreement shall not be assigned by the Seller without the prior written consent of the Purchaser, except that any person into which the Seller may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Seller is a party, or any person succeeding to all or substantially all of the business of the Seller, shall be the successor to the Seller hereunder. The Purchaser has the right to assign its interest under this Agreement, in whole or in part, as may be required to effect the purposes of the Pooling and Servicing Agreement, and the assignee shall, to the extent of such assignment, succeed to the rights and obligations hereunder of the Purchaser. Subject to the foregoing, this Agreement shall bind and inure to the benefit of and be enforceable by the Seller and the Purchaser, and their permitted successors and assigns, and the officers, directors and controlling persons referred to in Section 7.

            SECTION 17. Amendments. No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by a duly authorized officer of the party against whom such waiver or modification is sought to be enforced.

            IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.

                               SELLER

                               FIRST UNION NATIONAL BANK OF
                               NORTH CAROLINA

                               By: /s/ LAWRENCE A. BROWN
                                   --------------------------------------
                                   Name:  Lawrence A. Brown
                                   Title: Senior Vice President

                                   Address for Notices:
                                   One First Union Center
                                   301 South College Street
                                   Charlotte, North Carolina  28288-0600
                                   New York, New York  10281
                                   Attention:
                                   Telecopier No.: (704) 374-6435
                                   Telephone No.:  (704) 383-7407

                               PURCHASER

                               MERRILL LYNCH MORTGAGE
                               INVESTORS, INC.


                               By: /s/ BRUCE L. ACKERMAN
                                   ---------------------------------------
                                   Name:  Bruce L. Ackerman
                                   Title: Vice President

                                   Address for Notices:
                                   World Financial Center
                                   New York, New York  10281
                                   Attention:
                                   Telecopier No.: (212) 449-7684
                                   Telephone No.:  (212) 449-5849

                                    EXHIBIT A

                             MORTGAGE LOAN SCHEDULE

FU LOANS

------------------------------------------------------------------------------------------------------------------------------------
 Control                                                                                              Original      Cut-off Date
  Number   Property_Name          Address                    City             State    Zip Code       Balance         Balance
------------------------------------------------------------------------------------------------------------------------------------
    1      Park Victoria          2312 Victoria Drive        Kansas City        KS       66106        2,607,000     2,588,494.07

    2      Woodcrest              3903 Camelot Circle        Decatur            IL       62526        4,728,000     4,694,438.03

    3      Morningside            2401 Jammes Rd             Jacksonville       FL       32210        1,658,000     1,646,230.60

    4      Charter Oaks           8196 Lincoln Avenue        Evansville         IN       47715        3,700,000     3,685,530.42

    5      Seville                1420 North Meridian        Tallahassee        FL       32303        1,380,000     1,371,005.04
                                  Road

    6      Casa Del Lago          3140 Kearsage Drive        Lake Havasu        AZ       86406        2,000,000     1,991,554.06
                                                             City

    7      Park Colony            11200 Huffmeister          Houston            TX       77065        1,425,000     1,414,925.32

    8      Northside Villas       2711 Allen Road            Tallahassee        FL       32312        3,036,000     3,019,786.93

    9      Rolling Hills          280 John Knox Road         Tallahassee        FL       32303        3,108,000     3,086,898.97

    10     Stonegate              217 White Drive            Tallahassee        FL       32304        1,106,000     1,100,332.51

    11     Villager               22 Wright Parkway          Fort Walton        FL       32548          568,000       564,952.82
                                                             Beach

    12     Wellington Place       10803 Green Creek Drive    Houston            TX       77070        2,451,000     2,433,671.54

    13     Kimberly Club          3000 East Kimberly Road    Davenport          IA       52807        9,000,000     8,962,951.15

    14     Williamstown Bay       3300 East Ramsey Avenue    Cudahy             WI       53110          850,000       846,987.18
           III

    15     Lakewood               1542 Arcadia Drive         Jacksonville       FL       32207        1,950,000     1,938,104.70

    16     Turtle Place           455 Eastdale Road South    Montgomery         AL       36117        2,450,000     2,440,917.05

    17     Park View              3101 East Artesia          Long Beach         CA       90805        2,531,000     2,517,084.22
                                  Boulevard

    18     University Place       1205 University Avenue     Columbia           MO       65201        4,200,000     4,182,328.80

---------------------------------------------------------------------------------------------------------------------------------
 Control                           Monthly      Gross    Remaining               Maturity    Ground   Underwriting        Net
  Number   Property_Name           Payment      Rate       Term        Amort       Date      Lease      Reserves          Rate
---------------------------------------------------------------------------------------------------------------------------------
    1      Park Victoria           20,729.40    8.3500      77          293       4/1/03       No     255 per unit       8.2300

    2      Woodcrest               37,594.41    8.3500      77          293       4/1/03       No     200 per unit       8.2300

    3      Morningside             13,183.49    8.3500      77          293       4/1/03       No     200 per unit       8.2300

    4      Charter Oaks            29,771.04    9.0000      113         353       4/1/06       No     200 per unit       8.8800

    5      Seville                 11,463.01    8.8750      77          293       4/1/03       No     274 per unit       8.7550


    6      Casa Del Lago           15,555.80    8.6250      293         353       4/1/21       No     200 per unit       8.5050


    7      Park Colony             11,354.70    8.3750      77          293       4/1/03       No     205 per unit       8.2550

    8      Northside Villas        24,087.94    8.6250      77          323       4/1/03       No     281 per unit       8.5050

    9      Rolling Hills           25,288.81    8.6250      77          293       4/1/03       No     200 per unit       8.5050

    10     Stonegate                8,948.65    8.8500      113         323       4/1/06       No     225 per unit       8.7300

    11     Villager                 4,496.71    8.6000      113         323       4/1/06       No     332 per unit       8.4800


    12     Wellington Place        19,530.08    8.3750      77          293       4/1/03       No     200 per unit       8.2550

    13     Kimberly Club           70,803.04    8.7500      113         353       4/1/06       No     200 per unit       8.5950

    14     Williamstown Bay         6,662.69    8.7100      294         354       5/1/21       No     150 per unit       8.5900
           III

    15     Lakewood                15,456.31    8.3125      78          294       5/1/03       No     200 per unit       8.1925

    16     Turtle Place            18,821.02    8.4900      114         354       5/1/06       No     200 per unit       8.3700

    17     Park View               21,153.47    8.9500      114         294       5/1/06       No     227 per unit       8.8300


    18     University Place        34,608.83    9.0625      114         324       5/1/06       No     300 per unit       8.9075

---------------------------------------------------------------------------
 Control                         Subservicing   (1)Servicing
  Number   Property_Name             Fees           Fees        Subservicer
---------------------------------------------------------------------------
    1      Park Victoria            0.0400          0.0750      First Union

    2      Woodcrest                0.0400          0.0750      First Union

    3      Morningside              0.0400          0.0750      First Union

    4      Charter Oaks             0.0400          0.0750      First Union

    5      Seville                  0.0400          0.0750      First Union


    6      Casa Del Lago            0.0400          0.0750      First Union


    7      Park Colony              0.0400          0.0750      First Union

    8      Northside Villas         0.0400          0.0750      First Union

    9      Rolling Hills            0.0400          0.0750      First Union

    10     Stonegate                0.0400          0.0750      First Union

    11     Villager                 0.0400          0.0750      First Union


    12     Wellington Place         0.0400          0.0750      First Union

    13     Kimberly Club            0.0750          0.0750      GMAC

    14     Williamstown Bay         0.0400          0.0750      First Union
           III

    15     Lakewood                 0.0400          0.0750      First Union

    16     Turtle Place             0.0400          0.0750      First Union

    17     Park View                0.0400          0.0750      First Union


    18     University Place         0.0750          0.0750      GMAC

------------------------------------------------------------------------------------------------------------------------------------
 Control                                                                                              Original      Cut-off Date
  Number   Property_Name          Address                    City             State    Zip Code       Balance         Balance
------------------------------------------------------------------------------------------------------------------------------------
    19     The Ashford            115 South Lois Avenue      Tampa              FL       33609        1,238,000     1,233,709.78

    20     Regency on             4350 West Kennedy Blvd     Tampa              FL       33609        1,809,000     1,802,731.01
           Kennedy

    21     Hillcrest              105 West Avenue &          Woodstown          NJ       08098        2,650,000     2,640,635.69
                                  Hillcrest Drive

    22     Fountain Place         920 S. Washington Ave      Lansing            MI       48910        2,054,000     2,041,957.91

    23     Parkwood Lofts II      4231 Travis Street         Dallas             TX       75205        2,221,000     2,214,931.00

    24     Courtyard at           2035 Memorial Drive        Atlanta            GA       30317        2,750,000     2,738,054.33
           Glenview
           (Manchester Arms)

    25     Sunwood Village        4020 Arville Street        Las Vegas          NV       89103        8,100,000     8,075,742.70

    26     Riverplace             102 North River Street     Janesville         WI       53545        1,033,000     1,030,147.92

    27     Cedar Village          217 Cedar Village Drive    York               PA       17402        3,750,000     3,737,350.95

    28     Elsmere                1410 Cypress Avenue        Elsmere            DE       19805        1,288,000     1,282,405.08

  (2)*29   Laurel Woods           1096 Green Holly Road      Clark Summit       PA       18411        1,488,000     1,481,536.31

  (2)*30   Morgan Manor           124 Mountain View Way      Scranton           PA       18508        2,325,000     2,314,900.48

    31     Franklin               165 Franklin Street        Bloomfield         NJ       07003          925,000       912,999.61

    32     Mountain Top           48-A Forest Drive          Bloomingdale       NJ       07403        1,220,000     1,215,787.85

    33     2540 Valentine         2540 Valentine Ave.        Bronx              NY       10458          825,000       821,562.26
           Avenue

    34     1512-24 Leland         1512-24 Leland Avenue      Bronx              NY       10472        1,100,000     1,096,219.80
           Avenue

    35     Twin Creek             401 South Twin Creek       Kileen             TX       76543        4,300,000     4,288,322.81
                                  Drive

---------------------------------------------------------------------------------------------------------------------------------
 Control                           Monthly      Gross    Remaining               Maturity    Ground   Underwriting        Net
  Number   Property_Name           Payment      Rate       Term        Amort       Date      Lease      Reserves          Rate
---------------------------------------------------------------------------------------------------------------------------------
    19     The Ashford              9,801.31    8.8200      114         354       5/1/06       No     262 per unit       8.7000

    20     Regency on              14,321.95    8.8200      114         354       5/1/06       No     250 per unit       8.7000
           Kennedy

    21     Hillcrest               21,719.98    9.0000      115         325       6/1/06       No     240 per unit       8.8450


    22     Fountain Place          17,137.17    8.6250      79          271       6/1/03       No     200 per unit       8.5050

    23     Parkwood Lofts II       17,982.65    9.0700      79          355       6/1/03       No     250 per unit       8.7400

    24     Courtyard at            23,550.50    9.2500      295         295       6/1/21       No     210 per unit       9.1300
           Glenview
           (Manchester Arms)

    25     Sunwood Village         63,000.97    8.6250      55          355       6/1/01       No     225 per unit       8.5050

    26     Riverplace               8,326.62    9.0200      295         355       6/1/21       No     175 per unit       8.9000

    27     Cedar Village           31,397.36    9.2500      115         325       6/1/06       No     250 per unit       9.1300

    28     Elsmere                 11,030.20    9.2500      115         295       6/1/06       No     294 per unit       9.1300

  (2)*29   Laurel Woods            32,653.84    9.2500      115         295       6/1/06       No     250 per unit       9.1300

  (2)*30   Morgan Manor            32,653.84    9.2500      115         295       6/1/06       No     286 per unit       9.1300

    31     Franklin                 9,589.43    9.3750      175         175       6/1/11       No     250 per unit       9.2550

    32     Mountain Top            10,106.80    9.1250      115         325       6/1/06       No     306 per unit       9.0050

    33     2540 Valentine           7,208.00    9.5000      115         295       6/1/06       No     338 per unit       9.3800
           Avenue

    34     1512-24 Leland           9,132.10    9.1500      115         325       6/1/06       No     269 per unit       9.0300
           Avenue

    35     Twin Creek              34,908.62    9.1000      115         355       6/1/06       No     218 per unit       8.9450


---------------------------------------------------------------------------
 Control                         Subservicing   (1)Servicing
  Number   Property_Name             Fees           Fees        Subservicer
---------------------------------------------------------------------------
    19     The Ashford              0.0400          0.0750      First Union

    20     Regency on               0.0400          0.0750      First Union
           Kennedy

    21     Hillcrest                0.0750          0.0750      GMAC


    22     Fountain Place           0.0400          0.0750      First Union

    23     Parkwood Lofts II        0.1250          0.0750      Arbor

    24     Courtyard at             0.0400          0.0750      First Union
           Glenview
           (Manchester Arms)

    25     Sunwood Village          0.0400          0.0750      First Union

    26     Riverplace               0.0400          0.0750      First Union

    27     Cedar Village            0.0400          0.0750      First Union

    28     Elsmere                  0.0400          0.0750      First Union

  (2)*29   Laurel Woods             0.0400          0.0750      First Union

  (2)*30   Morgan Manor             0.0400          0.0750      First Union

    31     Franklin                 0.0400          0.0750      First Union

    32     Mountain Top             0.0400          0.0750      First Union

    33     2540 Valentine           0.0400          0.0750      First Union
           Avenue

    34     1512-24 Leland           0.0400          0.0750      First Union
           Avenue

    35     Twin Creek               0.0750          0.0750      GMAC

------------------------------------------------------------------------------------------------------------------------------------
 Control                                                                                              Original      Cut-off Date
  Number   Property_Name          Address                    City             State    Zip Code       Balance         Balance
------------------------------------------------------------------------------------------------------------------------------------
    36     Greentree I            121 Covington Road         Thomasville        GA       31792          725,000       722,426.99


    37     Greentree II           121 Covington Road         Thomasville        GA       31792          546,000       544,049.38


    38     Spring Hollow          2703 N Buckner Blvd        Dallas             TX       75228          990,000       987,268.32

    39     Valleybrook            169 Roscoe Road            Newnan             GA       30263        1,594,000     1,588,229.50


    40     Colony Woods II        3030 Continental           Atlanta            GA       30331        1,607,000     1,601,182.44
                                  Colony Parkway #1608

    41     Stillwater             1 Stillwater Court         Savannah           GA       31406          985,000       981,350.87


    42     Woods on LaMonte       4800 LaMonte Lane          Houston            TX       77401        8,100,000     8,082,650.61

    43     Jennifer Green         741 Park Avenue            Orange Park        FL       32073        2,434,000     2,426,779.94

    44     Heather Ridge          6200 Barnes Road South     Jacksonville       FL       32216        1,147,000     1,143,597.61

    45     Palm Cove              950 W. Main St.            Mesa               AZ       85201        2,500,000     2,494,475.98

    46     Sunset Way I           15385 SW 73rd Terrace      Miami              FL       33193        1,693,000     1,686,727.94
                                  Circle

    47     Merrifield             1027-A Adams Avenue        Salisbury          MD       21801        2,137,000     2,129,289.29


    48     Marabou Mills I        3420 Marabou Mills         Indianapolis       IN       46214        1,475,000     1,469,677.91
                                  Drive

    49     Orchard Place          1901 Dawson                Grand Rapids       MI       48116        4,300,000     4,291,528.06

    50     Country Wood           791 Bateswood Drive        Houston            TX       77079        2,242,000     2,235,700.66

    51     Candleridge Park       1601 Wooded Pine           Houston            TX       77073        2,309,000     2,303,910.04

    52     Millcreek              1823 Stadium Road          Wharton            TX       77488        1,935,000     1,929,563.24

    53     Art Museum             1705 Art Museum Drive      Jacksonville       FL       32207        2,140,000     2,135,238.72

---------------------------------------------------------------------------------------------------------------------------------
 Control                           Monthly      Gross    Remaining               Maturity    Ground   Underwriting        Net
  Number   Property_Name           Payment      Rate       Term        Amort       Date      Lease      Reserves          Rate
---------------------------------------------------------------------------------------------------------------------------------
    36     Greentree I              6,133.90    9.1000      116         296       7/1/06       No     270 per unit       8.9800


    37     Greentree II             4,604.47    9.0600      116         296       7/1/06       No     318 per unit       8.9400


    38     Spring Hollow            8,190.94    9.1100      116         326       7/1/06       No     225 per unit       8.9050

    39     Valleybrook             13,354.97    8.9800      116         296       7/1/06       No     270 per unit       8.8600


    40     Colony Woods II         13,463.88    8.9800      116         296       7/1/06       No     250 per unit       8.8600


    41     Stillwater               8,158.43    8.8400      80          296       7/1/03       No     261 per unit       8.7200


    42     Woods on LaMonte        66,050.55    9.1500      80          356       7/1/03       No     230 per unit       8.9950

    43     Jennifer Green          19,472.53    8.7200      80          326       7/1/03       No     264 per unit       8.6000

    44     Heather Ridge            9,176.25    8.7200      80          326       7/1/03       No     238 per unit       8.6000

    45     Palm Cove               20,115.57    9.0000      296         356       7/1/21       No     175 per unit       8.8800

    46     Sunset Way I            14,022.56    8.8400      80          296       7/1/03       No     292 per unit       8.7200


    47     Merrifield              17,933.63    9.0000      116         296       7/1/06       No     291 per unit       8.8800


    48     Marabou Mills I         12,378.15    9.0000      116         296       7/1/06       No     254 per unit       8.8800


    49     Orchard Place           36,313.70    9.5500      296         356       7/1/21       No     175 per unit       9.4300

    50     Country Wood            18,432.46    8.7500      81          297       8/1/03       No     200 per unit       8.6300

    51     Candleridge Park        18,520.80    8.7500      81          327       8/1/03       No     200 per unit       8.6300

    52     Millcreek               15,908.48    8.7500      81          297       8/1/03       No     200 per unit       8.6300

    53     Art Museum              17,090.64    8.7000      81          327       8/1/03       No     238 per unit       8.5800

---------------------------------------------------------------------------
 Control                         Subservicing   (1)Servicing
  Number   Property_Name             Fees           Fees        Subservicer
---------------------------------------------------------------------------
    36     Greentree I             0.0400          0.0750      Continental
                                                               Wingate

    37     Greentree II            0.0400          0.0750      Continental
                                                               Wingate

    38     Spring Hollow           0.1250          0.0750      Arbor

    39     Valleybrook             0.0400          0.0750      Continental
                                                               Wingate

    40     Colony Woods II         0.0400          0.0750      Continental
                                                               Wingate

    41     Stillwater              0.0400          0.0750      Continental
                                                               Wingate

    42     Woods on LaMonte        0.0750          0.0750      GMAC

    43     Jennifer Green          0.0400          0.0750      First Union

    44     Heather Ridge           0.0400          0.0750      First Union

    45     Palm Cove               0.0400          0.0750      First Union

    46     Sunset Way I            0.0400          0.0750      Continental
                                                               Wingate

    47     Merrifield              0.0400          0.0750      Continental
                                                               Wingate

    48     Marabou Mills I         0.0400          0.0750      Continental
                                                               Wingate

    49     Orchard Place           0.0400          0.0750      First Union

    50     Country Wood            0.0400          0.0750      First Union

    51     Candleridge Park        0.0400          0.0750      First Union

    52     Millcreek               0.0400          0.0750      First Union

    53     Art Museum              0.0400          0.0750      First Union

------------------------------------------------------------------------------------------------------------------------------------
 Control                                                                                              Original      Cut-off Date
  Number   Property_Name          Address                    City             State    Zip Code       Balance         Balance
------------------------------------------------------------------------------------------------------------------------------------
    54     Caribbean Towers       11100 62nd Avenue North    Seminole           FL       33542        1,100,000     1,096,972.41

    55     Briar Hill             5946 54th Avenue North     Kenneth City       FL       33709        1,256,000     1,252,543.05

    56     254 Park Avenue        254 Park Avenue South      New York           NY       10010       15,715,000    15,688,373.82
           South

    57     298 Mulberry           298 Mulberry               New York           NY       10012        8,606,000     8,591,418.72

    58     304 Mulberry           304 Mulberry               New York           NY       10012        5,683,000     5,673,371.20

    59     Ridgeview              350 Six Flags Drive        Austell            GA       30001        2,050,000     2,044,509.71

    60     Greenhills             7909 North Grandby         Kansas City        MO       64151        8,100,000     8,086,626.91
           Bicycle Club           Avenue

    61     Nob Hill               600 North Semoran          Winter Park        FL       32792        4,043,000     4,036,556.86
                                  Boulevard

    62     Aragon Woods           8152 Aragon Woods Drive    Indianapolis       IN       46214        1,155,000     1,151,711.79


    63     Dogwood Glenn II       2390 Woodglen Drive        Indianapolis       IN       46260        1,425,000     1,421,055.16


    64     Meadowood              820 Hospital Road          Franklin           IN       46131        1,067,000     1,064,063.24


    65     Colonial Arms          19 East Colonial Drive     New Paltz          NY       12561        3,525,000     3,518,084.99

    66     Lakeview Commons       15205-15235 18th           Plymouth           MN       55447        2,379,000     2,375,564.32
                                  Avenue North

    67     Stratford Village      14222 Kimberly Lane        Houston            TX       77079        3,654,000     3,652,024.78


    68     Royal Sheridan         4200 Sheridan Street       Hollywood          FL       33021        2,950,000     2,944,042.15

    69     Old Archer Court       3001 SW Old Archer         Gainesville        FL       32608        1,035,000     1,032,291.80
                                  Road #29

    70     Desert Palms           210 West Brown Road        Mesa               AZ       85201        3,175,000     3,169,758.08

    71     Spanish Oaks           3125 Clarksville Street    Paris              TX       75460        1,061,000     1,058,885.13

---------------------------------------------------------------------------------------------------------------------------------
 Control                           Monthly      Gross    Remaining               Maturity    Ground   Underwriting        Net
  Number   Property_Name           Payment      Rate       Term        Amort       Date      Lease      Reserves          Rate
---------------------------------------------------------------------------------------------------------------------------------
    54     Caribbean Towers         9,137.19    8.8750      117         297       8/1/06       No     265 per unit       8.7550

    55     Briar Hill              10,433.00    8.8750      117         297       8/1/06       No     200 per unit       8.7550

    56     254 Park Avenue        125,035.60    8.8750      81          357       8/1/03       No     225 per unit       8.7550
           South

    57     298 Mulberry            68,473.20    8.8750      81          357       8/1/03       No     200 per unit       8.7550

    58     304 Mulberry            45,216.50    8.8750      81          357       8/1/03       No     213 per unit       8.7550

    59     Ridgeview               17,259.71    9.0400      297         297       8/1/21       No     212 per unit       8.9200

    60     Greenhills              65,174.43    9.0000      57          357       8/1/01       No     185 per unit       8.8800
           Bicycle Club

    61     Nob Hill                33,026.64    9.1700      81          357       8/1/03       No     221 per unit       9.0500


    62     Aragon Woods             9,433.06    8.6700      81          297       8/1/03       No     269 per unit       8.5500


    63     Dogwood Glenn II        11,802.81    8.8400      117         297       8/1/06       No     251 per unit       8.7200


    64     Meadowood                8,863.07    8.8750      117         297       8/1/06       No     307 per unit       8.7550


    65     Colonial Arms           29,826.15    9.3750      117         327       8/1/06       No     245 per unit       9.2200

    66     Lakeview Commons        20,247.38    9.6400      297         357       8/1/21       No     200 per unit       9.5200


    67     Stratford Village       29,532.46    9.0500      84          360      11/1/03       No     235 per unit       8.8450


    68     Royal Sheridan          24,636.60    9.2200      117         327       8/1/06       No     200 per unit       9.1000

    69     Old Archer Court         8,813.61    9.1800      117         297       8/1/06       No     321 per unit       9.0600


    70     Desert Palms            25,546.77    9.0000      297         357       8/1/21       No     175 per unit       8.8800

    71     Spanish Oaks             8,913.43    9.2900      297         327       8/1/21       No     275 per unit       9.0850

---------------------------------------------------------------------------
 Control                         Subservicing   (1)Servicing
  Number   Property_Name             Fees           Fees        Subservicer
---------------------------------------------------------------------------
    54     Caribbean Towers       0.0400          0.0750      First Union

    55     Briar Hill             0.0400          0.0750      First Union

    56     254 Park Avenue        0.0400          0.0750      First Union
           South

    57     298 Mulberry           0.0400          0.0750      First Union

    58     304 Mulberry           0.0400          0.0750      First Union

    59     Ridgeview              0.0400          0.0750      First Union

    60     Greenhills             0.0400          0.0750      First Union
           Bicycle Club

    61     Nob Hill               0.0400          0.0750      First Union


    62     Aragon Woods           0.0400          0.0750      Continental
                                                              Wingate

    63     Dogwood Glenn II       0.0400          0.0750      Continental
                                                              Wingate

    64     Meadowood              0.0400          0.0750      Continental
                                                              Wingate

    65     Colonial Arms          0.0750          0.0750      GMAC

    66     Lakeview Commons       0.0400          0.0750      First Union


    67     Stratford Village      0.1250          0.0750      Continental
                                                              Wingate

    68     Royal Sheridan         0.0400          0.0750      First Union

    69     Old Archer Court       0.0400          0.0750      Continental
                                                              Wingate

    70     Desert Palms           0.0400          0.0750      First Union

    71     Spanish Oaks           0.1250          0.0750      Arbor

------------------------------------------------------------------------------------------------------------------------------------
 Control                                                                                              Original      Cut-off Date
  Number   Property_Name          Address                    City             State    Zip Code       Balance         Balance
------------------------------------------------------------------------------------------------------------------------------------
    72     Slate Run              248 S. Heincke Road        Miamisburg         OH       45342          900,000       898,311.97


    73     Olde Mill Landing      11800 Beltsville Drive     Beltsville         MD       20705       18,500,000    18,478,634.91

    74     Lindendale             3580 Lindendale Drive      Columbus           OH       43204        1,444,000     1,441,228.47


    75     Clearlake Village      1239 Bay Area Boulevard    Houston            TX       77062        2,167,000     2,163,899.85

    76     Kingswood Estates      1910 South Chipman         Owosso             MI       48867        1,842,000     1,838,632.58
                                  Street

    77     Ridgewood II           3863 Memorial Drive        Unicorporated      GA       30032        1,053,000     1,051,002.08
                                                             Decatur

    78     Country View -         607 Reeve Drive            Waunakee           WI       53597        1,199,000     1,197,560.00
           Wisconsin

    79     Country View -         6324 Baker Boulevard       Haltom City        TX       76118        1,400,000     1,397,544.73
           Texas

    80     Gregory                3300 16th Street           Washington         DC       20010        3,500,000     3,497,648.57
           Apartments

    81     Sutton Place           6838 Everhart Road         Corpus Christi     TX       78413        2,800,000     2,798,095.74

   169     Beverly Hills          8757 Burton Way            Beverly Hills      CA       90048        5,500,000     5,486,357.62
           Carmel
           Retirement Hotel
           I

   170     Beverly Hills          8750 Burton Way            Beverly Hills      CA       90048        4,500,000     4,488,838.05
           Carmel
           Retirement Hotel
           II

    88     Skyline                1570 Sky Valley Drive      Reno               NV       89503        3,893,000     3,890,842.33

    89     Skyview                1590 Sky Valley Drive      Reno               NV       89503        4,027,000     4,024,768.06

    82     Islander Marina        14015 West Tahiti Way      Marina Del Rey     CA       90292       10,125,000    10,110,315.36

    83     Park Towne Place       2201 Park Towne Place      Philadelphia       PA       19130       38,500,000    38,500,000.00

---------------------------------------------------------------------------------------------------------------------------------
 Control                           Monthly      Gross    Remaining               Maturity    Ground   Underwriting        Net
  Number   Property_Name           Payment      Rate       Term        Amort       Date      Lease      Reserves          Rate
---------------------------------------------------------------------------------------------------------------------------------
    72     Slate Run                7,380.96    8.7200      118         298       9/1/06       No     323 per unit       8.6000


    73     Olde Mill Landing      145,539.58    8.7500      118         358       9/1/06       No     255 per unit       8.5950

    74     Lindendale              11,705.43    8.5800      118         298       9/1/06       No     240 per unit       8.4600


    75     Clearlake Village       17,571.14    8.8750      118         328       9/1/06       No     235 per unit       8.7550

    76     Kingswood Estates       15,300.63    8.8750      82          298       9/1/03       No     309 per unit       8.7550


    77     Ridgewood II             8,585.75    8.6500      118         298       9/1/06       No     297 per unit       8.5300


    78     Country View -           9,270.31    8.5600      298         358       9/1/21       Yes    175 per unit       8.4400
           Wisconsin

    79     Country View -          11,868.82    9.1250      118         298       9/1/06       No     200 per unit       8.9200
           Texas

    80     Gregory                 29,155.60    9.1900      119         329      10/1/06       No     225 per unit       9.0700
           Apartments

    81     Sutton Place            23,195.93    9.1250      83          329      10/1/03       No     267 per unit       9.0050

   169     Beverly Hills           48,053.32    9.5000      117         297       8/1/06       No     252 per unit       9.3800
           Carmel
           Retirement Hotel
           I

   170     Beverly Hills           39,316.35    9.5000      117         297       8/1/06       No     250 per unit       9.3800
           Carmel
           Retirement Hotel
           II

    88     Skyline                 31,128.08    8.9300      359         359      10/1/26       No     150 per unit       8.8100

    89     Skyview                 32,199.53    8.9300      359         359      10/1/26       No     150 per unit       8.8100

    82     Islander Marina         92,731.52    9.2500      239         239      10/1/16       Yes    299 per unit       9.1300

    83     Park Towne Place       313,248.70    9.1250      120         360      11/1/06       No     250 per unit       8.9700

---------------------------------------------------------------------------
 Control                         Subservicing   (1)Servicing
  Number   Property_Name             Fees           Fees        Subservicer
---------------------------------------------------------------------------
    72     Slate Run               0.0400          0.0750      Continental
                                                               Wingate

    73     Olde Mill Landing       0.0750          0.0750      GMAC

    74     Lindendale              0.0400          0.0750      Continental
                                                               Wingate

    75     Clearlake Village       0.0400          0.0750      First Union

    76     Kingswood Estates       0.0400          0.0750      First Union


    77     Ridgewood II            0.0400          0.0750      Continental
                                                               Wingate

    78     Country View -          0.0400          0.0750      First Union
           Wisconsin

    79     Country View -          0.1250          0.0750      Continental
           Texas                                               Wingate

    80     Gregory                 0.0400          0.0750      First Union
           Apartments

    81     Sutton Place            0.0400          0.0750      First Union

   169     Beverly Hills           0.0400          0.0750      First Union
           Carmel
           Retirement Hotel
           I

   170     Beverly Hills           0.0400          0.0750      First Union
           Carmel
           Retirement Hotel
           II

    88     Skyline                 0.0400          0.0750      First Union

    89     Skyview                 0.0400          0.0750      First Union

    82     Islander Marina         0.0400          0.0750      First Union

    83     Park Towne Place        0.0750          0.0750      GMAC

------------------------------------------------------------------------------------------------------------------------------------
 Control                                                                                              Original      Cut-off Date
  Number   Property_Name          Address                    City             State    Zip Code       Balance         Balance
------------------------------------------------------------------------------------------------------------------------------------
 (3)*108   1111 Beacon            1111 Beacon Street         Brookline          MA       02146        5,700,000     5,693,749.67
           Street***

 (3)*108   1101 Beacon            1101 Beacon Street         Brookline          MA       02146        4,000,000     3,995,613.80
           Street***

    94     Biggs Park Mall        2800 N. Elm Street         Lumberton          NC                    5,800,000     5,775,323.17

    95     5354 Dixie             5354 Dixie Highway         Louisville         KY                      683,000       677,035.33
           Highway

    96     801 Eastgate           801 Eastgate Drive         Cincinnati         OH                      865,000       857,445.92
           Drive

    97     1700 East Dublin       1700 East Dublin -         Columbus           OH                      741,000       734,528.82
           - Granville Road       Granville Road

    98     Herndon Centre II      460-490 Elden Street       Herndon            VA                    4,433,000     4,404,270.30

    99     Kensington             415 8th Street NW          Buffalo            MN       55313        1,700,000     1,690,003.51
           Cottages

   100     G-5054 Miller          G-5054 Miller Road         Flint              MI                      849,000       841,585.65
           Road

   101     Market Place           N.C. Highway 180           Shelby             NC       28150        6,600,000     6,577,790.46
           Shopping Center

   102     Norwest Bank           9719 North Hayden Road     Scottsdale         AZ                    1,110,000     1,105,277.37
           Building

   103     4810 Outer Loop        4810 Outer Loop            Louisville         KY                      657,000       651,262.39

   104     4180 Plainfield        4180 Plainfield            Grand Rapids       MI       48505          659,000       653,423.78
           Northeast              Northeast

   105     Plaza 59               10508 Bennett Road         Dunkirk            NY       14048        1,264,000     1,259,803.05

   106     Rhodes Furniture       4363 Northeast             Doraville          GA                    2,600,000     2,586,394.59
           Store                  Expressway

   107     Tower Glen             2216 West County Road D    Roseville          MN                    1,598,000     1,593,952.45
           Shopping Center

---------------------------------------------------------------------------------------------------------------------------------
 Control                           Monthly      Gross    Remaining               Maturity    Ground   Underwriting        Net
  Number   Property_Name           Payment      Rate       Term        Amort       Date      Lease      Reserves          Rate
---------------------------------------------------------------------------------------------------------------------------------
 (3)*108   1111 Beacon             78,048.39    9.0000      118         358       9/1/06       No     295 per unit       8.8800
           Street***

 (3)*108   1101 Beacon             78,048.39    9.0000      118         358       9/1/06       No    0.29 per sq. ft.    8.8800
           Street***

    94     Biggs Park Mall         50,171.35    9.3750      115         295       6/1/06       No    0.16 per sq. ft.    9.2550

    95     5354 Dixie               6,310.81    9.3750      114         234       5/1/06       No    0.13 per sq. ft.    9.2550
           Highway

    96     801 Eastgate             7,992.46    9.3750      114         234       5/1/06       No    0.67 per sq. ft.    9.2550
           Drive

    97     1700 East Dublin         6,846.72    9.3750      114         234       5/1/06       No    0.77 per sq. ft.    9.2550
           - Granville Road

    98     Herndon Centre II       36,928.75    8.9100      113         293       4/1/06       Yes   0.16 per sq. ft.    8.7900

    99     Kensington              14,852.84    9.5000      113         293       4/1/06       No     300 per unit       9.3800
           Cottages

   100     G-5054 Miller            7,844.62    9.3750      114         234       5/1/06       No    0.37 per sq. ft.    9.2550
           Road

   101     Market Place            53,875.78    9.0000      115         331       6/1/06       No    0.10 per sq. ft.    8.8800
           Shopping Center

   102     Norwest Bank             9,601.76    9.3750      115         295       6/1/06       No    0.15 per sq. ft.    9.1700
           Building

   103     4810 Outer Loop          6,070.57    9.3750      114         234       5/1/06       No    0.70 per sq. ft.    9.2550

   104     4180 Plainfield          6,196.64    9.6250      114         234       5/1/06       No    0.53 per sq. ft.    9.5050
           Northeast

   105     Plaza 59                11,043.53    9.5000      116         296       7/1/06       No    0.15 per sq. ft.    9.3800

   106     Rhodes Furniture        22,265.93    9.2500      78          294       5/1/03       No    0.05 per sq. ft.    9.1300
           Store

   107     Tower Glen              13,823.07    9.3750      117         297       8/1/06       No    0.11 per sq. ft.    9.1700
           Shopping Center

---------------------------------------------------------------------------
 Control                         Subservicing   (1)Servicing
  Number   Property_Name             Fees           Fees        Subservicer
---------------------------------------------------------------------------
 (3)*108   1111 Beacon             0.0400          0.0750      First Union
           Street***

 (3)*108   1101 Beacon             0.0400          0.0750      First Union
           Street***

    94     Biggs Park Mall         0.0400          0.0750      First Union

    95     5354 Dixie              0.0400          0.0750      First Union
           Highway

    96     801 Eastgate            0.0400          0.0750      First Union
           Drive

    97     1700 East Dublin        0.0400          0.0750      First Union
           - Granville Road

    98     Herndon Centre II       0.0400          0.0750      First Union

    99     Kensington              0.0400          0.0750      First Union
           Cottages

   100     G-5054 Miller           0.0400          0.0750      First Union
           Road

   101     Market Place            0.0400          0.0750      First Union
           Shopping Center

   102     Norwest Bank            0.1250          0.0750      Continental
           Building                                            Wingate

   103     4810 Outer Loop         0.0400          0.0750      First Union

   104     4180 Plainfield         0.0400          0.0750      First Union
           Northeast

   105     Plaza 59                0.0400          0.0750      First Union

   106     Rhodes Furniture        0.0400          0.0750      First Union
           Store

   107     Tower Glen              0.1250          0.0750      Continental
           Shopping Center                                     Wingate

------------------------------------------------------------------------------------------------------------------------------------
 Control                                                                                              Original      Cut-off Date
  Number   Property_Name          Address                    City             State    Zip Code       Balance         Balance
------------------------------------------------------------------------------------------------------------------------------------
   109     Arcadia Lakes          6432 Two Notch Road        Columbia           SC                    1,500,000     1,496,039.01
           Shopping Center

   110     Central Shopping       3701 N.W. 7 Street         Miami              FL       33126       13,650,000    13,603,720.96
           Center

   111     Cor-West Plaza         703 West Main Street       New Britain        CT       06053        1,935,000     1,930,098.87
           Shopping Center

   112     Days Inn -             2735 South Woodlands       Flagstaff          AZ                    1,650,000     1,645,843.44
           Flagstaff              Village Boulevard

   113     Park Forest            3530 Forest Lane           Dallas             TX                    2,255,000     2,249,636.84
           Office Building

   114     Sims Creek Plaza       1695-1697 Indiantown       Jupiter            FL       33458        1,450,000     1,440,338.13
                                  Road

   115     163 / 174              163 & 174 Newbury          Boston             MA                    1,515,000     1,510,073.85
           Newbury Street         Street

   116     61-65 Brookline        61 - 65 Brookline          Boston             MA       02215        6,600,000     6,583,465.78
           Avenue                 Avenue

   117     Logan Healthcare       587 Washington Street      Weymouth           MA       02188          630,000       627,951.50
           Management Plaza

   118     415 Hamburg            415 Hamburg Turnpike       Wayne              NJ       07470        8,684,000     8,668,450.28
           Turnpike

   119     Lynnfield              584-592 Main Street        Lynnfield          MA       01940        1,761,000     1,756,483.22
           Shopping Centre

   120     SMC 316                3563 Berlin Turnpike       Newington          CT       06111        2,810,000     2,810,000.00

   121     SMC 202                1380 N. Dupont Hway        Dover              DE                    2,848,000     2,848,000.00

   122     SMC 452                260 Jimmy Ann Drive        Daytona Beach      FL                    2,810,000     2,810,000.00

   125     SMC 343                123 South Kingston         Bloomington        IN                    2,773,000     2,773,000.00
                                  Drive

   126     SMC 309                5501 Coldwater Road        Fort Wayne         IN                    2,698,000     2,698,000.00

---------------------------------------------------------------------------------------------------------------------------------
 Control                           Monthly      Gross    Remaining               Maturity    Ground   Underwriting        Net
  Number   Property_Name           Payment      Rate       Term        Amort       Date      Lease      Reserves          Rate
---------------------------------------------------------------------------------------------------------------------------------
   109     Arcadia Lakes           12,716.59    9.1250      81          297       8/1/03       No    0.10 per sq. ft.    8.9700
           Shopping Center

   110     Central Shopping       118,075.68    9.3750      116         296       7/1/06       No    0.12 per sq. ft.    9.2050
           Center

   111     Cor-West Plaza          16,738.20    9.3750      117         297       8/1/06       No    0.11 per sq. ft.    9.2550
           Shopping Center

   112     Days Inn -              16,334.96   10.3750      118         238       9/1/06       No    4% of gross rev.   10.2550
           Flagstaff

   113     Park Forest             20,095.15    9.7500      81          297       8/1/03       No    0.20 per sq. ft.    9.6300
           Office Building

   114     Sims Creek Plaza        11,911.23    8.7400      113         293       4/1/06       No    0.30 per sq. ft.    8.6200


   115     163 / 174               13,368.38    9.6250      116         296       7/1/06       No    0.20 per sq. ft.    9.5050
           Newbury Street

   116     61-65 Brookline         57,021.65    9.6250      116         326       7/1/06       No    0.28 per sq. ft.    9.5050
           Avenue

   117     Logan Healthcare         5,559.13    9.6250      80          296       7/1/03       No    0.20 per sq. ft.    9.5050
           Management Plaza

   118     415 Hamburg             72,875.81    9.0000      118         298       9/1/06       No    0.23 per sq. ft.    8.8800
           Turnpike

   119     Lynnfield               15,057.12    9.5000      116         326       7/1/06       No    0.23 per sq. ft.    9.3800
           Shopping Centre

   120     SMC 316                 28,962.41    9.2750      180         180      11/1/11       No    0.10 per sq. ft.    9.1550

   121     SMC 202                 29,354.07    9.2750      180         180      11/1/11       No    0.10 per sq. ft.    9.1550

   122     SMC 452                 28,962.41    9.2750      180         180      11/1/11       No    0.10 per sq. ft.    9.1550

   125     SMC 343                 28,581.05    9.2750      180         180      11/1/11       No    0.10 per sq. ft.    9.1550


   126     SMC 309                 27,808.04    9.2750      180         180      11/1/11       No    0.10 per sq. ft.    9.1550

---------------------------------------------------------------------------
 Control                         Subservicing   (1)Servicing
  Number   Property_Name             Fees           Fees        Subservicer
---------------------------------------------------------------------------
   109     Arcadia Lakes            0.0750          0.0750      GMAC
           Shopping Center

   110     Central Shopping         0.0900          0.0750      First Union
           Center

   111     Cor-West Plaza           0.0400          0.0750      First Union
           Shopping Center

   112     Days Inn -               0.0400          0.0750      First Union
           Flagstaff

   113     Park Forest              0.0400          0.0750      First Union
           Office Building

   114     Sims Creek Plaza         0.0400          0.0750      First Union


   115     163 / 174                0.0400          0.0750      First Union
           Newbury Street

   116     61-65 Brookline          0.0400          0.0750      First Union
           Avenue

   117     Logan Healthcare         0.0400          0.0750      First Union
           Management Plaza

   118     415 Hamburg              0.0400          0.0750      First Union
           Turnpike

   119     Lynnfield                0.0400          0.0750      First Union
           Shopping Centre

   120     SMC 316                  0.0400          0.0750      First Union

   121     SMC 202                  0.0400          0.0750      First Union

   122     SMC 452                  0.0400          0.0750      First Union

   125     SMC 343                  0.0400          0.0750      First Union


   126     SMC 309                  0.0400          0.0750      First Union

------------------------------------------------------------------------------------------------------------------------------------
 Control                                                                                              Original      Cut-off Date
  Number   Property_Name          Address                    City             State    Zip Code       Balance         Balance
------------------------------------------------------------------------------------------------------------------------------------
   127     SMC 441                6502 Grape Road            Mishawaka          IN                    2,735,000     2,735,000.00

   128     SMC 214                1636 Martin Luther         Houma              LA                    2,286,000     2,286,000.00
                                  King Blvd.

   130     SMC 532                7368 Nankin Road           Westland           MI                    2,660,000     2,660,000.00

   131     SMC 389                4701 Capitol Blvd          Raleigh            NC                    2,848,000     2,848,000.00

   132     SMC 190                5537 N.W. Expressway       Warr Acres         OK                    2,398,000     2,398,000.00

   133     SMC 259                9333 Kingston Pike         Knoxville          TN                    2,735,000     2,735,000.00

   134     SMC 359                11250 N. Central           Dallas             TX                    2,885,000     2,885,000.00
                                  Expressway

   135     SMC 353                17727 Tomball Parkway      Houston            TX                    3,110,000     3,110,000.00

   136     SMC 042                2665 HWY 6 South           Houston            TX                    2,585,000     2,585,000.00

   137     SMC 276                600 E. Expressway 83       McAllen            TX                    3,073,000     3,073,000.00

   138     SMC 440                1300 E. Beltline Road      Richardson         TX                    2,286,000     2,286,000.00

   139     SMC 277                6161 Northwest Loop 410    San Antonio        TX                    2,623,000     2,623,000.00

   140     SMC 360                9860 West Broad St.        Glen Allen         VA                    3,447,000     3,447,000.00

   141     SMC 348                1300 Huguenot Road         Midlothian         VA                    3,220,000     3,220,000.00

   142     Sigo Shopping          205 East Oneida Street     Oswego             NY                    2,100,000     2,098,631.51
           Center

   145     Intelligent            5025 Tuggle Road           Memphis            TN       38118       11,250,000    11,244,167.76
           Electronics

   146     Allflex USA, Inc.      2805 E. 12th Street        Irving             TX       75063        1,100,000     1,097,190.10

   147     Flagler 251            255 East Flagler Street    Miami              FL       33131       10,800,000    10,800,000.00

   148     Rivers Park            8085 Rivers Avenue         North              SC       29406        3,000,000     3,000,000.00
           Business Center                                   Charleston
           - Phase II

---------------------------------------------------------------------------------------------------------------------------------
 Control                           Monthly      Gross    Remaining               Maturity    Ground   Underwriting        Net
  Number   Property_Name           Payment      Rate       Term        Amort       Date      Lease      Reserves          Rate
---------------------------------------------------------------------------------------------------------------------------------
   127     SMC 441                 28,189.39    9.2750      180         180      11/1/11       No    0.10 per sq. ft.    9.1550

   128     SMC 214                 23,561.59    9.2750      180         180      11/1/11       No    0.10 per sq. ft.    9.1550


   130     SMC 532                 27,416.37    9.2750      180         180      11/1/11       No    0.10 per sq. ft.    9.1550

   131     SMC 389                 29,354.07    9.2750      180         180      11/1/11       No    0.10 per sq. ft.    9.1550

   132     SMC 190                 24,715.96    9.2750      180         180      11/1/11       No    0.10 per sq. ft.    9.1550

   133     SMC 259                 28,189.39    9.2750      180         180      11/1/11       No    0.10 per sq. ft.    9.1550

   134     SMC 359                 29,735.43    9.2750      180         180      11/1/11       No    0.10 per sq. ft.    9.1550


   135     SMC 353                 32,054.48    9.2750      180         180      11/1/11       No    0.10 per sq. ft.    9.1550

   136     SMC 042                 26,643.36    9.2750      180         180      11/1/11       No    0.10 per sq. ft.    9.1550

   137     SMC 276                 31,673.13    9.2750      180         180      11/1/11       No    0.10 per sq. ft.    9.1550

   138     SMC 440                 23,561.59    9.2750      180         180      11/1/11       No    0.10 per sq. ft.    9.1550

   139     SMC 277                 27,035.02    9.2750      180         180      11/1/11       No    0.10 per sq. ft.    9.1550

   140     SMC 360                 35,527.91    9.2750      180         180      11/1/11       No    0.10 per sq. ft.    9.1550

   141     SMC 348                 33,188.24    9.2750      180         180      11/1/11       No    0.10 per sq. ft.    9.1550

   142     Sigo Shopping           18,212.24    9.6250      119         323      10/1/06       No    0.12 per sq. ft.    9.5050
           Center

   145     Intelligent             92,550.99    9.2500      119         359      10/1/06       No    0.05 per sq. ft.    9.1300
           Electronics

   146     Allflex USA, Inc.       11,403.65    9.3750      179         179      10/1/11       Yes   0.22 per sq. ft.    9.2550

   147     Flagler 251             89,710.55    8.8750      84          300      11/1/03       No    0.15 per sq. ft.    8.7550

   148     Rivers Park             30,539.64    9.0625      120         180      11/1/06       No    0.10 per sq. ft.    8.9425
           Business Center
           - Phase II

---------------------------------------------------------------------------
 Control                         Subservicing   (1)Servicing
  Number   Property_Name             Fees           Fees        Subservicer
---------------------------------------------------------------------------
   127     SMC 441                 0.0400          0.0750      First Union

   128     SMC 214                 0.0400          0.0750      First Union


   130     SMC 532                 0.0400          0.0750      First Union

   131     SMC 389                 0.0400          0.0750      First Union

   132     SMC 190                 0.0400          0.0750      First Union

   133     SMC 259                 0.0400          0.0750      First Union

   134     SMC 359                 0.0400          0.0750      First Union


   135     SMC 353                 0.0400          0.0750      First Union

   136     SMC 042                 0.0400          0.0750      First Union

   137     SMC 276                 0.0400          0.0750      First Union

   138     SMC 440                 0.0400          0.0750      First Union

   139     SMC 277                 0.0400          0.0750      First Union

   140     SMC 360                 0.0400          0.0750      First Union

   141     SMC 348                 0.0400          0.0750      First Union

   142     Sigo Shopping           0.0400          0.0750      First Union
           Center

   145     Intelligent             0.0400          0.0750      First Union
           Electronics

   146     Allflex USA, Inc.       0.0400          0.0750      First Union

   147     Flagler 251             0.0400          0.0750      First Union

   148     Rivers Park             0.0400          0.0750      First Union
           Business Center
           - Phase II

------------------------------------------------------------------------------------------------------------------------------------
 Control                                                                                              Original      Cut-off Date
  Number   Property_Name          Address                    City             State    Zip Code       Balance         Balance
------------------------------------------------------------------------------------------------------------------------------------
   149     Normandy Village       7764 Normandy Boulevard    Jacksonville       FL                    2,550,000     2,550,000.00

   150     Pelham 6               6 Logue Court              Greenville         SC                    1,750,000     1,750,000.00

   151     Kings Court            901 S. Kings Drive         Charlotte          NC       28204        1,950,000     1,948,734.80
           Shopping Center

   152     The Port               241 Erie Street            Jersey City        NJ       07310       17,000,000    16,975,344.30
           Authority of
           NY/NJ Technical
           Center

   153     Best Buy               14401 Township Road 212    Findlay            OH       45840       18,375,000    18,365,221.50
           Distribution
           Center

   155     Willow Wood            1141-1187 Wantagh Ave.     Wantagh            NY                    6,098,000     6,098,000.00
           Shoppes

   156     Comfort Inn -          2136 Rockford Street       Mount Airy         NC                    2,600,000     2,596,631.23
           Mt. Airy

   158     Palmdale               4500 Avenue S              Palmdale           CA                    2,642,000     2,639,643.43
           Marketplace

   159     Reston                 11800, 11840 &             Reston             VA                   10,650,000    10,631,616.04
           International          11816-11832 Sunrise
           Center                 Valley Drive

   160     Shaw Butte Center      Corner of N. 7th           Phoenix            AZ                    1,410,000     1,408,843.38
                                  Street & Thunderbird
                                  Road

   161     Valli Hi               SE Corner of South         Colorado           CO                    1,870,000     1,868,400.24
           Shopping Center        Circle Dr. & Airport       Springs
                                  Rd.

   163     7 Star Mobile          170 Koontz Lane            Carson City        NV                    3,700,000     3,693,905.75
           Home Park

   164     501 Route 17           501 Route 17 South         Paramus            NJ       07652        6,591,000     6,586,839.35
           South

   165     Las Villas del         1325 Las Villas Way        Escondido          CA       92026        9,233,000     9,226,041.33
           Norte

   168     Comfort Inn -          600 Fairview Rd. /         Simpsonville       SC                    2,500,000     2,500,000.00
           Simpsonville           I-385, Exit 27

---------------------------------------------------------------------------------------------------------------------------------
 Control                           Monthly      Gross    Remaining               Maturity    Ground   Underwriting        Net
  Number   Property_Name           Payment      Rate       Term        Amort       Date      Lease      Reserves          Rate
---------------------------------------------------------------------------------------------------------------------------------
   149     Normandy Village        21,399.51    9.0000      120         300      11/1/06       No    0.10 per sq. ft.    8.8800

   150     Pelham 6                14,911.28    9.1875      120         300      11/1/06       No    0.10 per sq. ft.    9.0675

   151     Kings Court             16,499.57    9.3750      119         329      10/1/06       No    0.15 per sq. ft.    9.2550
           Shopping Center

   152     The Port               155,697.36    9.2500      239         239      10/1/16       No    0.14 per sq. ft.    9.1300
           Authority of
           NY/NJ Technical
           Center

   153     Best Buy               149,505.06    9.1250      119         359      10/1/06       No    0.05 per sq. ft.    9.0050
           Distribution
           Center

   155     Willow Wood             49,615.34    9.1250      84          360      11/1/03       No    0.26 per sq. ft.    9.0050
           Shoppes

   156     Comfort Inn -           25,306.27   10.1250      119         239      10/1/06       No    4% of gross rev.   10.0050
           Mt. Airy

   158     Palmdale                22,171.57    9.0000      83          299      10/1/03       No    0.14 per sq. ft.    8.8800
           Marketplace

   159     Reston                  90,984.30    9.2200      82          298       9/1/03       No    0.10 per sq. ft.    9.1000
           International
           Center

   160     Shaw Butte Center       12,319.12    9.5000      83          299      10/1/03       No    0.18 per sq. ft.    9.3800



   161     Valli Hi                16,014.34    9.2500      119         299      10/1/06       No    0.20 per sq. ft.    9.1300
           Shopping Center


   163     7 Star Mobile           32,326.78    9.5000      118         298       9/1/06       No      31 per pad        9.3800
           Home Park

   164     501 Route 17            56,449.25    9.5200      119         329      10/1/06       No    0.29 per sq. ft.    9.4000
           South

   165     Las Villas del          83,900.34   10.0000      119         299      10/1/06       No     250 per unit       9.8800
           Norte

   168     Comfort Inn -           26,105.62    9.5000      180         180      11/1/11       No    4% of gross rev.    9.3800
           Simpsonville

---------------------------------------------------------------------------
 Control                         Subservicing   (1)Servicing
  Number   Property_Name             Fees           Fees        Subservicer
---------------------------------------------------------------------------
   149     Normandy Village        0.0400          0.0750      First Union

   150     Pelham 6                0.0400          0.0750      First Union

   151     Kings Court             0.0400          0.0750      First Union
           Shopping Center

   152     The Port                0.0400          0.0750      First Union
           Authority of
           NY/NJ Technical
           Center

   153     Best Buy                0.0400          0.0750      Key Corp
           Distribution
           Center

   155     Willow Wood             0.0400          0.0750      First Union
           Shoppes

   156     Comfort Inn -           0.0400          0.0750      First Union
           Mt. Airy

   158     Palmdale                0.0400          0.0750      First Union
           Marketplace

   159     Reston                  0.0400          0.0750      First Union
           International
           Center

   160     Shaw Butte Center       0.0400          0.0750      First Union



   161     Valli Hi                0.0400          0.0750      First Union
           Shopping Center


   163     7 Star Mobile           0.0400          0.0750      First Union
           Home Park

   164     501 Route 17            0.0400          0.0750      First Union
           South

   165     Las Villas del          0.0400          0.0750      First Union
           Norte

   168     Comfort Inn -           0.0400          0.0750      First Union
           Simpsonville

------------------------------------------------------------------------------------------------------------------------------------
 Control                                                                                              Original      Cut-off Date
  Number   Property_Name          Address                    City             State    Zip Code       Balance         Balance
------------------------------------------------------------------------------------------------------------------------------------
   171     Charlotte Square       2150 US 41                 Port Charlotte     FL                    3,940,000     3,934,683.15

   172     Tamarac Town           8177 North Pine Island     Tamarac            FL                    6,635,000     6,628,003.22
           Square                 Road

   173     Riverside Square       8190 Wiles Road            Coral Springs      FL                    8,225,000     8,216,326.52

   174     Countryside Lakes      941 Village Trail          Port Orange        FL       32119        6,800,000     6,788,562.33

   175     Village Shopping       19609 NW 57th Ave.         Miami              FL       33055        2,000,000     1,996,564.87
           Center

   176     Woodland Park          21711 Ventura Boulevard    Woodland Hills     CA                    4,375,000     4,371,559.61
           West Retirement
           Hotel

   144     Tarzana Town           18607 Ventura Boulevard    Tarzana            CA                    2,973,000     2,973,000.00
           Plaza

---------------------------------------------------------------------------------------------------------------------------------
 Control                           Monthly      Gross    Remaining               Maturity    Ground   Underwriting        Net
  Number   Property_Name           Payment      Rate       Term        Amort       Date      Lease      Reserves          Rate
---------------------------------------------------------------------------------------------------------------------------------
   171     Charlotte Square        32,813.91    9.1875      171         328       2/1/11       No    0.22 per sq. ft.    9.0675

   172     Tamarac Town            54,284.27    9.1875      155         358      10/1/09       No    0.22 per sq. ft.    9.0675
           Square

   173     Riverside Square        67,292.86    9.1875      184         358       3/1/12       No    0.10 per sq. ft.    9.0675

   174     Countryside Lakes       58,821.58    9.3750      118         298       9/1/06       No     292 per unit       9.2550

   175     Village Shopping        17,127.64    9.2500      118         298       9/1/06       No    0.26 per sq. ft.    9.1300
           Center

   176     Woodland Park           38,987.26    9.7500      119         299      10/1/06       No     225 per unit       9.6300
           West Retirement
           Hotel

   144     Tarzana Town            26,085.69    9.8125      120         330      11/1/06       No    0.11 per sq. ft.    9.6925
           Plaza

---------------------------------------------------------------------------
 Control                         Subservicing   (1)Servicing
  Number   Property_Name             Fees           Fees        Subservicer
---------------------------------------------------------------------------
   171     Charlotte Square        0.0400          0.0750       First Union

   172     Tamarac Town            0.0400          0.0750       First Union
           Square

   173     Riverside Square        0.0400          0.0750       First Union

   174     Countryside Lakes       0.0400          0.0750       First Union

   175     Village Shopping        0.0400          0.0750       First Union
           Center

   176     Woodland Park           0.0400          0.0750       First Union
           West Retirement
           Hotel

   144     Tarzana Town            0.0400          0.0750       First Union
           Plaza

                                    EXHIBIT B

                             MORTGAGE FILE SCHEDULE

None.

                                    EXHIBIT C

                         MORTGAGE PROPERTIES SUBJECT TO
                                 SECONDARY LIENS

                                   First Union

Control No.               Property
-----------               --------
4                         Charter Oaks
6                         Casa Del Lago
14                        Williamstown Bay III
26                        Riverplace
45                        Palm Cove
49                        Orchard Place
66                        Lakeview Commons
70                        Desert Palms
78                        Country View - Wisconsin
159                       Reston International Center

                                    EXHIBIT D

                           LIST OF PRINCIPAL BORROWERS
                          WITH MULTIPLE MORTGAGE LOANS

FU

                FIRST UNION
                BORROWER

Control #       Property Name                               Property Type       Orig. Balance 11/1/96 Cutt-off Balance
      88        Skyline                                     Multifamily           3,893,000            3,890,842.33
      89        Skyview                                     Multifamily           4,027,000            4,024,768.06
                                                                                                       7,915,610.39        0.70%
                                                                                                  -----------------
      169       Beverly Hills Carmel Retirement Hotel I     Multifamily           5,500,000            5,486,357.62
      170       Beverly Hills Carmel Retirement Hotel II    Multifamily           4,500,000            4,488,838.05
                                                                                                  -----------------
                                                                                                       9,975,195.67        0.88%

      36        Greentree I                                 Multifamily             725,000              722,426.99
      37        Greentree II                                Multifamily             546,000              544,049.38
      39        Valleybrook                                 Multifamily           1,594,000            1,588,229.50
      40        Colony Woods II                             Multifamily           1,607,000            1,601,182.44

      41        Stillwater                                  Multifamily             985,000              981,350.87
      46        Sunset Way I                                Multifamily           1,693,000            1,686,727.94
      47        Merrifield                                  Multifamily           2,137,000            2,129,289.29
      48        Marabou Mills I                             Multifamily           1,475,000            1,469,677.91
      62        Aragon Woods                                Multifamily           1,155,000            1,151,711.79
      63        Dogwood Glenn II                            Multifamily           1,425,000            1,421,055.16
      64        Meadowood                                   Multifamily           1,067,000            1,064,063.24
      69        Old Archer Court                            Multifamily           1,035,000            1,032,291.80
      72        Slate Run                                   Multifamily             900,000              898,311.97
      74        Lindendale                                  Multifamily           1,444,000            1,441,228.47
      77        Ridgewood II                                Multifamily           1,053,000            1,051,002.08
                                                                                                  -----------------
                                                                                                      18,782,598.83        1.65%

      54        Caribbean Towers                            Multifamily           1,100,000            1,096,972.41
      55        Briar Hill                                  Multifamily           1,256,000            1,252,543.05
                                                                                                  -----------------
                                                                                                       2,349,515.46        0.21%

      27        Cedar Village                               Multifamily           3,750,000            3,737,350.95
      28        Elsmere                                     Multifamily           1,288,000            1,282,405.08
      29        Laurel Woods                                Multifamily           1,488,000            1,481,536.31


      30        Morgan Manor                                Multifamily           2,325,000            2,314,900.48
      31        Franklin                                    Multifamily             925,000              912,999.61
      32        Mountain Top                                Multifamily           1,220,000            1,215,787.85
                                                                                                  -----------------
                                                                                                      10,944,980.28        0.96%

      171       Charlotte Square                            Retail                3,940,000            3,934,683.15
      172       Tamarac Town Square                         Retail                6,635,000            6,628,003.22
      173       Riverside Square                            Retail                8,225,000            8,216,326.52
                                                                                                  -----------------
                                                                                                      18,779,012.89        1.65%

      95        5354 Dixie Highway                          Retail                  683,000              677,035.33
      96        801 Eastgate Drive                          Retail                  865,000              857,445.92
      97        1700 East Dublin - Granville Road           Retail                  741,000              734,528.82
      100       G-5054 Miller Road                          Retail                  849,000              841,585.65
      103       4810 Outer Loop                             Retail                  657,000              651,262.39
      104       4180 Plainfield Northeast                   Retail                  659,000              653,423.78
                                                                                                  -----------------
                                                                                                       4,415,281.89        0.39%

      115       163 / 174 Newbury Street                    Retail                1,515,000            1,510,073.85

      116       61-65 Brookline Avenue                      Multifamily/Retail    6,600,000            6,583,465.78
                                                                                                  -----------------
                                                                                                       8,093,539.63        0.71%

       1        Park Victoria                               Multifamily           2,607,000            2,588,494.07
       2        Woodcrest                                   Multifamily           4,728,000            4,694,438.03
       3        Morningside                                 Multifamily           1,658,000            1,646,230.60
       7        Park Colony                                 Multifamily           1,425,000            1,414,925.32
      12        Wellington Place                            Multifamily           2,451,000            2,433,671.54
      15        Lakewood                                    Multifamily           1,950,000            1,938,104.70
      22        Fountain Place                              Multifamily           2,054,000            2,041,957.91
      50        Country Wood                                Multifamily           2,242,000            2,235,700.66
      51        Candleridge Park                            Multifamily           2,309,000            2,303,910.04
      52        Millcreek                                   Multifamily           1,935,000            1,929,563.24
                                                                                                  -----------------
                                                                                                      23,226,996.11        2.04%


      56        254 Park Avenue South                       Multifamily          15,715,000           15,688,373.82
      57        298 Mulberry                                Multifamily           8,606,000            8,591,418.72
      58        304 Mulberry                                Multifamily           5,683,000            5,673,371.20
                                                                                                  -----------------

                                                                                                      29,953,163.74        2.63%

      14        Williamstown Bay III                        Multifamily             850,000              846,987.18
      26        Riverplace                                  Multifamily           1,033,000            1,030,147.92
      78        Country View - Wisconsin                    Multifamily           1,199,000            1,197,560.00
                                                                                                  -----------------
                                                                                                       3,074,695.10        0.27%

      25        Sunwood Villa                               Multifamily           8,100,000            8,075,742.70
      60        Greenhills Bicycle Club                     Multifamily           8,100,000            8,086,626.91
                                                                                                  -----------------
                                                                                                      16,162,369.61        1.42%

       5        Seville                                     Multifamily           1,380,000            1,371,005.04
       8        Northside Villas                            Multifamily           3,036,000            3,019,786.93
       9        Rolling Hills                               Multifamily           3,108,000            3,086,898.97
      10        Stonegate                                   Multifamily           1,106,000            1,100,332.51
      11        Villager                                    Multifamily             568,000              564,952.82
      19        The Ashford                                 Multifamily           1,238,000            1,233,709.78
      20        Regency on Kennedy                          Multifamily           1,809,000            1,802,731.01
                                                                                                  -----------------
                                                                                                      12,179,417.06        1.07%

       6        Casa Del Lago                               Multifamily           2,000,000            1,991,554.06
      45        Palm Cove                                   Multifamily           2,500,000            2,494,475.98
      70        Desert Palms                                Multifamily           3,175,000            3,169,758.08
                                                                                                  -----------------
                                                                                                       7,655,788.12        0.67%

      33        2540 Valentine Avenue                       Multifamily             825,000              821,562.26
      34        1512-24 Leland Avenue                       Multifamily           1,100,000            1,096,219.80
                                                                                                  -----------------
                                                                                                       1,917,782.06        0.17%

      120       SMC 316                                     Retail                2,810,000            2,810,000.00
      121       SMC 202                                     Retail                2,848,000            2,848,000.00
      122       SMC 452                                     Retail                2,810,000            2,810,000.00
      125       SMC 343                                     Retail                2,773,000            2,773,000.00
      126       SMC 309                                     Retail                2,698,000            2,698,000.00
      127       SMC 441                                     Retail                2,735,000            2,735,000.00
      128       SMC 214                                     Retail                2,286,000            2,286,000.00
      130       SMC 532                                     Retail                2,660,000            2,660,000.00
      131       SMC 389                                     Retail                2,848,000            2,848,000.00
      132       SMC 190                                     Retail                2,398,000            2,398,000.00
      133       SMC 259                                     Retail                2,735,000            2,735,000.00

      134       SMC 359                                     Retail                2,885,000            2,885,000.00
      135       SMC 353                                     Retail                3,110,000            3,110,000.00
      136       SMC 042                                     Retail                2,585,000            2,585,000.00
      137       SMC 276                                     Retail                3,073,000            3,073,000.00
      138       SMC 440                                     Retail                2,286,000            2,286,000.00
      139       SMC 277                                     Retail                2,623,000            2,623,000.00
      140       SMC 360                                     Retail                3,447,000            3,447,000.00
      141       SMC 348                                     Retail                3,220,000            3,220,000.00
                                                                                                  -----------------
                                                                                                      52,830,000.00        4.64%

      148       Rivers Park Business Center - Phase II      Office                3,000,000            3,000,000.00
      149       Normandy Village                            Retail                2,550,000            2,550,000.00
      150       Pelham 6                                    Industrial            1,750,000            1,750,000.00
                                                                                                  -----------------
                                                                                                       7,300,000.00        0.64%

      43        Jennifer Green                              Multifamily           2,434,000            2,426,779.94
      44        Heather Ridge                               Multifamily           1,147,000            1,143,597.61
      53        Art Museum                                  Multifamily           2,140,000            2,135,238.72
                                                                                                  -----------------
                                                                                                       5,705,616.27        0.50%

      73        Olde Mill Landing                           Multifamily          18,500,000           18,478,634.91
      83        Park Towne Place                            Multifamily          38,500,000           38,500,000.00
                                                                                                  -----------------
                                                                                                      56,978,634.91        5.01%

                                                                         Total Pool Balance       $1,138,308,859.76
